MERRILL LYNCH INTERNATIONAL EQUITY FUND PO BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on July 28, 2004

TO THE SHAREHOLDERS OF MERRILL LYNCH INTERNATIONAL EQUITY FUND :

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Merrill Lynch International Equity Fund (“International Equity”), will be held at the offices of Merrill Lynch Investment Managers, LP, 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, July 28, 2004, at 9:00 a.m. Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition of substantially all of the assets and assumption of substantially all of the liabilities of International Equity by Merrill Lynch International Value Fund (“International Value”), a series of Mercury Funds II (“Mercury Funds”), and the issuance of shares of beneficial interest of International Value to International Equity for distribution to the shareholders of International Equity. A vote in favor of this proposal will constitute a vote in favor of the termination of International Equity under Massachusetts law and the termination of its registration as an investment company under Federal securities laws; and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

Shareholders of International Equity are not entitled to appraisal rights in connection with the proposal.

The Board of Trustees of International Equity has fixed the close of business on June 4, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment(s) thereof.

You are cordially invited to attend the Meeting. Shareholders of International Equity who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of International Equity.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-800-8907.

By Order of the Board of Trustees, PHILLIP S. GILLESPIE Secretary Merrill Lynch International Equity Fund

Plainsboro, New Jersey Dated: June 21, 2004

PROXY STATEMENT OF MERRILL LYNCH INTERNATIONAL EQUITY FUND FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS

To Be Held On July 28, 2004

PROSPECTUS OF MERRILL LYNCH INTERNATIONAL VALUE FUND OF MERCURY FUNDS II PO Box 9011, Princeton, New Jersey 08543-9011 (609) 282-2800

This Combined Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is furnished to you because you are a shareholder of Merrill Lynch International Equity Fund (“International Equity”), and you are being asked to consider:

(1) approval of an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition of substantially all of the assets and assumption of substantially all of the liabilities of International Equity by Merrill Lynch International Value Fund (“International Value”), a series of Mercury Funds II (“Mercury Funds”), which is organized as a Massachusetts business trust, and the issuance of shares of beneficial interest of International Value to International Equity for distribution to the shareholders of International Equity. A vote in favor of this proposal will constitute a vote in favor of the termination of International Equity under the laws of the Commonwealth of Massachusetts and the termination of its registration as an investment company under the Federal securities laws; and

(2) to transact such other business as properly may come before the meeting or any adjournment thereof.

The transaction set forth in item (1) above is referred to herein as the “Reorganization.”

The Special Meeting of Shareholders of International Equity will be held on July 28, 2004 for the purpose of obtaining shareholder approval of the Reorganization (the “Meeting”).

This Proxy Statement and Prospectus sets forth the information about International Value that a shareholder of International Equity should know before considering the transactions proposed herein and should be retained for future reference. International Equity has authorized the solicitation of proxies in connection with the above described Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

The Board of Trustees of International Equity has fixed the close of business on June 4, 2004 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, International Equity had outstanding 34,547,380 shares of beneficial interest.

(continued on following page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is June 21, 2004.

With this Proxy Statement and Prospectus you will also be receiving the following documents:
•	Prospectus of International Value, dated October 24, 2003, as supplemented on June 10, 2004 (the “International Value Prospectus”);
•	Annual Report to Shareholders of International Value for the fiscal year ended June 30, 2003 (the “International Value Annual Report”); and
•	Semi-Annual Report to Shareholders of International Value for the six month period ended December 31, 2003 (the “International Value Semi-Annual Report”).

     The International Value Prospectus, the International Value Annual Report and the International Value
Semi-Annual Report are incorporated by reference into this Proxy Statement and Prospectus, which means that each of these documents is legally considered to be part of this Proxy Statement and Prospectus.

Certain other documents containing information about International Value and International Equity have been filed with the Securities and Exchange Commission (the “Commission”) and may be obtained, without charge, by writing to International Value or International Equity at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or by calling 1-800-995-6526. These documents are:

•	Statement of Additional Information of International Value, dated October 24, 2003 (the “International Value Statement”);
•	Prospectus of International Equity, dated September 22, 2003, as supplemented on January 13, 2004, May 26, 2004 and June 10, 2004 (the “International Equity Prospectus”);
•	Statement of Additional Information of International Equity, dated September 22, 2003 (the “International Equity Statement”);
•	Annual Report to Shareholders of International Equity for the fiscal year ended May 31, 2003 (the “International Equity Annual Report”);
•	Semi-Annual Report to Shareholders of International Equity for the six months ended November 30, 2003 (the “International Equity Semi-Annual Report”); and
•	Statement of Additional Information relating to this Proxy Statement and Prospectus, dated June 18, 2004 (the “Reorganization Statement of Additional Information”).

The documents listed above also are incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Reorganization Statement of Additional Information, other material incorporated herein by reference, and other information regarding International Value and International Equity.

The address of the principal executive offices of International Value and International Equity is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

INTRODUCTION

This Proxy Statement and Prospectus is furnished to the shareholders of International Equity in connection with the solicitation of proxies on behalf of the Board of Trustees of International Equity for use at the Meeting to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, July 28, 2004, at 9:00 a.m. Eastern time. The mailing address for Mercury Funds and International Equity is PO Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is June 25, 2004.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of International Equity at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” approval of the Agreement and Plan.

Consummation of the Reorganization requires, among other things, the affirmative vote of the shareholders of International Equity representing a majority of the outstanding shares of International Equity entitled to vote on the Reorganization at the Meeting at which a quorum is present. All classes of shares of International Equity will vote together as a single class in approving the Reorganization. The Boards of Trustees of International Equity and Mercury Funds (each, a “Board” and collectively, the “Boards”) together may amend the Agreement and Plan and change the terms of the Reorganization at any time prior to approval by the shareholders of International Equity. See “Information Concerning the Special Meeting.”

This Proxy Statement and Prospectus is being used to solicit the vote of the shareholders of International Equity. The Board of Trustees of International Equity knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of International Value under the Securities Act of 1933 (the “Securities Act”), in connection with the issuance of shares of beneficial interest of International Value pursuant to the terms of the Agreement and Plan.

International Value and International Equity are sometimes referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund” or the “Pro Forma International Value Combined Fund.”

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

The Reorganization

The Boards of International Value and International Equity unanimously approved the Reorganization at Meetings held in November 2003 and February 2004.

Following the Reorganization, the Board of International Equity will take action to terminate International Equity in accordance with Massachusetts state law and to terminate the registration of International Equity as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

What will Shareholders of International Equity Receive in the Reorganization?

If the Agreement and Plan is approved and the Reorganization is consummated:
•	You will become a shareholder of International Value; and
•	You will receive shares of International Value of the same class and with the same aggregate net asset value as the shares of International Equity that you held immediately prior to the Reorganization.

      No sales charge or fee of any kind will be charged to shareholders of International Equity in connection with their receipt of shares of beneficial interest of International Value in the Reorganization.

The Reorganization has been structured with the intention that it qualify as a tax-free reorganization for Federal income tax purposes. See “The Reorganization—Tax Consequences of the Reorganization.” You should consult your tax adviser regarding the tax effects of the Reorganization in light of your individual circumstances.

What are the Reasons for the Reorganization?

The Board of International Equity, including all of the Trustees who are not “interested persons” of International Equity as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of International Equity, and that the interests of the shareholders of International Equity with respect to net asset value will not be diluted as a result of effecting the Reorganization. However, a shareholder of International Equity will hold a lower percentage of ownership in the Combined Fund than such shareholder holds in International Equity prior to the Reorganization.

In reaching its conclusions, the Board of International Equity considered a number of factors, including the following:

After the Reorganization, shareholders of International Equity
•	will remain invested in a diversified open-end fund with a substantially larger combined asset base;
•	are likely to benefit from a lower operating expense ratio, as a percentage of net assets, as shareholders of the Combined Fund, due to expected economies of scale; and
•	are expected to benefit from greater flexibility in portfolio management as shareholders of the larger Combined Fund due to a larger asset base.

See “Fee Tables” below and “The Reorganization—Potential Benefits to Shareholders of International Equity as a Result of the Reorganization.”

If all of the requisite approvals are obtained with respect to the Reorganization, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that the Funds have obtained an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval by the shareholders of International Equity) prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Funds; (ii) by the Board of International Equity if any condition of International Equity’s obligations has not been fulfilled or waived by such Board; or (iii) by the Board of International Value if any condition of International Value’s obligations has not been fulfilled or waived by such Board. The Boards of International Equity and International Value may together amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the shareholders of International Equity.

Fee Tables

The fee tables below provide information about the fees and expenses attributable to shares of each class of the Funds, assuming the Reorganization had taken place on December 31, 2003 and the estimated pro forma annualized fees and expenses attributable to each class of shares of the Pro Forma International Value Combined Fund. Future fees and expenses may be greater or less than those indicated below.

Fee Table for Class A and Class B Shareholders of International Equity, International Value and the Pro Forma International Value Combined Fund as of December 31, 2003 (unaudited)

	Class A Shares						Class B Shares(b)
	Actual				Pro Forma International Value Combined Fund*		Actual				Pro Forma International Value Combined Fund(b)*
	International Equity		International Value				International Equity(b)		International Value(b)
Shareholder Fees (fees paid directly from a shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%	(c)	5.25%	(c)	5.25%	(c)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	None	(d)	4.00%	(c)	4.00%	(c)	4.00%	(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None
Redemption Fee(e)	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.75%		0.75%		0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees(f)	0.25%		0.25%		0.25%		1.00%		1.00%		1.00%
Other Expenses (including transfer agency fees)(g)	0.43%		0.32%		0.31%		0.47%		0.34%		0.33%

Total Annual Fund Operating Expenses	1.43%		1.32%		1.31%		2.22%		2.09%		2.08%

Footnotes appear on the next page.

Fee Table for Class C and Class I Shareholders of International Equity and Class C, Class I, and
Class R shares of International Value and the Pro Forma International Value Combined Fund
as of December 31, 2003 (unaudited)

	Class C Shares						Class I Shares						Class R Shares**
	Actual				Pro Forma International Value Combined Fund*		Actual				Pro Forma International Value Combined Fund*		Actual	Pro Forma International Value Combined Fund*
	International Equity		International Value				International Equity		International Value				International Value

Shareholder Fees (fees paid directly from a shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None		5.25%	(c)	5.25%	(c)	5.25%	(c)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	(c)	1.00%	(c)	1.00%	(c)	None	(d)	None	(d)	None	(d)	None	None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None		None	None
Redemption Fee(e)	None		None		None		None		None		None		None	None
Exchange Fee	None		None		None		None		None		None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.75%		0.75%		0.75%		0.75%		0.75%		0.75%	0.75%
Distribution and/or Service (12b-1) Fees(f)	1.00%		1.00%		1.00%		None		None		None		0.50%	0.50%
Other Expenses (including transfer agency fees)(g)	0.47%		0.35%		0.34%		0.43%		0.32%		0.31%		0.32%	0.31%

Total Annual Fund Operating Expenses	2.22%		2.10%		2.09%		1.18%		1.07%		1.06%		1.57%	1.56%

*	Assuming the Reorganization had taken place on December 31, 2003.
**	International Equity does not offer Class R shares.
(a)	Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares; for instance, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.
(b)	Class B shares automatically convert to Class A shares about eight years after initial purchase and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	A shareholder may pay a deferred sales charge if such shareholder purchases $1 million or more and redeems within one year.
(e)	Effective June 30, 2004, a 2.00% redemption fee may be charged on redemptions of Fund shares made within 30 days of purchase.
(f)	International Value and International Equity each call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a shareholder holds Class B, Class C or Class R shares over time, it may cost that shareholder more in distribution and account maintenance (12b-1) fees than the maximum sales charge that such shareholder would have paid if he or she had bought one of the other classes.
(g)	Financial Data Services, Inc., an affiliate of both FAM and MLIM, provides transfer agency services to International Value and International Equity and will provide such services to the Pro Forma International Value Combined Fund. The Funds each pay a fee for these services. Each Fund’s investment adviser, and/or such adviser’s affiliates, also provide certain accounting services to the respective Fund and each Fund reimburses its investment adviser, and/or its affiliates, for such services.

EXAMPLES:

These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A

International Equity	$663	$954	$1,266	$2,148
International Value	$652	$921	$1,210	$2,032
Pro Forma International Value Combined Fund*	$651	$918	$1,205	$2,021

Class B

International Equity	$625	$994	$1,390	$2,355	**
International Value	$612	$955	$1,324	$2,224	**
Pro Forma International Value Combined Fund*	$611	$952	$1,319	$2,213	**

Class C

International Equity	$325	$694	$1,190	$2,554
International Value	$313	$658	$1,129	$2,431
Pro Forma International Value Combined Fund*	$312	$655	$1,124	$2,421

Class I

International Equity	$639	$880	$1,140	$1,882
International Value	$628	$847	$1,084	$1,762
Pro Forma International Value Combined Fund*	$627	$845	$1,079	$1,751

Class R

International Value	$160	$496	$ 855	$1,867
Pro Forma International Value Combined Fund*	$159	$493	$ 850	$1,856

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

Class A	1 Year	3 Years	5 Years	10 Years

International Equity	$663	$954	$1,266	$2,148
International Value	$652	$921	$1,210	$2,032
Pro Forma International Value Combined Fund*	$651	$918	$1,205	$2,021

Class B

International Equity	$225	$694	$1,190	$2,355	**
International Value	$212	$655	$1,124	$2,224	**
Pro Forma International Value Combined Fund*	$211	$652	$1,119	$2,213	**

Class C

International Equity	$225	$694	$1,190	$2,554
International Value	$213	$658	$1,129	$2,431
Pro Forma International Value Combined Fund*	$212	$655	$1,124	$2,421

Class I

International Equity	$639	$880	$1,140	$1,882
International Value	$628	$847	$1,084	$1,762
Pro Forma International Value Combined Fund*	$627	$845	$1,079	$1,751

Class R

International Value	$160	$496	$ 855	$1,867
Pro Forma International Value Combined Fund*	$159	$493	$ 850	$1,856

*	Assuming the Reorganization had taken place on December 31, 2003.
**	Assumes conversion to Class A shares approximately eight years after purchase.

The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a shareholder of International Equity or International Value bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization—Potential Benefits to Shareholders of International Equity as a Result of the Reorganization,” “Comparison of the Funds—Management,” “—Purchase of Shares” and “—Redemption of Shares.”

International Value	International Value is a series of Mercury Funds, which was organized under the laws of the Commonwealth of Massachusetts on August 22, 1984. International Value is a diversified, open-end investment company.

As of April 30, 2004, International Value had net assets of approximately $639.3 million.

International Equity	International Equity was organized under the laws of the Commonwealth of Massachusetts on January 3, 1992. International Equity is a diversified, open-end investment company.

As of April 30, 2004, International Equity had net assets of approximately $291.8 million.

Comparison of the Funds	Investment Objectives. The investment objectives of International Value and International Equity are similar but not identical. International Value seeks current income and long-term growth of income, accompanied by growth of capital. International Equity seeks capital appreciation, and secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Although both Funds seek income and growth of capital, International Value emphasizes income while International Equity emphasizes capital growth.

Investment Strategies. International Value normally invests at least 80% of its total assets in stocks that pay dividends. International Value may also invest in stocks that do not pay dividends but that Fund management believes have growth potential. International Value invests in at least ten foreign markets and ordinarily invests in companies located in developed foreign markets. International Value may invest in companies of any size. In addition, International Value may invest in the securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of foreign issuers or in unsponsored ADRs, EDRs and GDRs. International Value may invest in securities denominated in currencies other than the U.S. dollar. International Value may also invest in derivative securities.

International Equity normally invests at least 80% of its assets in equity securities (primarily common stocks). International Equity invests primarily in equity securities of non-U.S. companies, including common stock, preferred stock, securities convertible into common stock, derivative securities or instruments, such as options and futures, the value of which is based on a common stock or group of common stocks. International Equity may invest in equity securities of companies throughout the world; there are no limits on the geographic allocation of its investments. International Equity may invest in companies in emerging markets, but a greater portion of its investments are in developed countries. Under normal circumstances, International Equity invests at least 65% of its total assets in securities from at least three different countries other than the United States. International Equity may invest in securities denominated in currencies other than the US dollar. International Equity may invest up to 20% of its assets in non-

convertible debt securities. International Equity may invest in debt securities that are rated below investment grade, although it does not purchase debt securities that are in default. International Equity may also invest in derivative securities.

Main Differences in Investment Strategy. The main differences in investment strategy between International Equity and International Value are: (i) International Value seeks income as a primary objective while International Equity seeks income only as a secondary objective. For this reason, International Value generally invests a greater portion of its assets in dividend paying equity securities than does International Equity; (ii) International Value follows a value investing style that is expected to perform best during periods of economic recovery while International Equity chooses investments using a combination of top down and bottom up investing styles, although it chooses individual securities within a country primarily using a “bottom up” style emphasizing those securities that Fund management believes are undervalued; and (iii) International Equity may invest a portion of its assets in debt securities rated below investment grade by one or more nationally recognized rating agencies (“junk bonds”) while International Value does not invest in junk bonds.

Comparative Risk of Investment in the Funds. Both International Value and International Equity are classified as diversified investment companies under the Investment Company Act. Many of the investment risks associated with an investment in International Value are substantially similar to those associated with an investment in International Equity. Such risks include market and selection risk, foreign market and foreign economy risk, emerging markets risk, currency risk and borrowing and leverage risk, as well as the risks associated with investing in debt securities, derivatives—including swap agreements, futures and options, indexed and inverse securities—repurchase agreements, depositary receipts, convertible securities, illiquid and restricted securities, when-issued securities, delayed delivery securities, forward commitments, and Rule 144A securities and engaging in securities lending.

Main Differences in Risks. International Value may be subject to certain additional risks that do not apply to International Equity. International Value follows an investment style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, International Value may underperform other equity funds that use different investing styles. International Value may also be subject to the rises of investing in corporate loans.

International Equity may be subject to certain additional risks that do not apply to International Value. International Equity may invest in junk bonds. Investments in lower rated debt securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities.

Portfolio Management. FAM serves as the investment adviser to International Value and MLIM serves as the investment adviser to International Equity. Merrill Lynch Asset Management U.K. Limited (“MLAM UK”), an affiliate of FAM and MLIM, is the sub-adviser to both Funds. Merrill Lynch Investment Managers International Limited (“MLIMIL”), an affiliate of FAM and MLIM, is also sub-adviser to International Value. James A. Macmillan has served as portfolio manager for International Value since 2001. International Equity is managed by a team of investment professionals who participate in the team’s research process and stock selection. Ian Rowley and Nigel Waller are co-portfolio managers and are primarily responsible for the day-to-day management of International

Equity. Mr. Rowley has been the leader of International Equity’s portfolio management team since 2002. Mr. Waller has been International Equity’s co-manager since 2004. Mr. Macmillan is expected to be the portfolio manager for the Pro Forma International Value Combined Fund following the Reorganization.

Advisory Fees. Pursuant to an investment advisory agreement between FAM and Mercury Funds, on behalf of International Value, International Value pays FAM a monthly fee at the annual rate of 0.75% of its average daily net assets. Pursuant to an investment advisory agreement between MLIM and International Equity, International Equity pays MLIM a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. After the Reorganization, the Combined Fund will pay FAM a monthly fee at the annual rate of 0.75% of the Combined Fund’s average daily net assets.

FAM has a sub-advisory agreement with MLAM UK and MLIMIL, each an affiliate, under which FAM may pay a fee for services it receives on behalf of International Value. MLIM also has a sub-advisory agreement with MLAM UK, under which MLIM may pay a fee for services it receives on behalf of International Equity.

See “Summary—Fee Tables,” and “Comparison of the Funds—Management.”

Class Structure. International Value currently offers five classes of shares of beneficial interest: Class A, Class B, Class C, Class I and Class R. International Equity currently offers four classes of shares of beneficial interest: Class A, Class B, Class C and Class I. International Value’s Class A, Class B, Class C and Class I shares are substantially similar to International Equity’s Class A, Class B, Class C and Class I shares, respectively, except that they represent ownership interests in a different investment portfolio. International Value also offers Class R shares to certain retirement plans. The types of expenses attributable to Class A, Class B, Class C and Class I shares of International Value and Class A, Class B, Class C and Class I shares of International Equity are identical in all respects.

See “Comparison of the Funds—Purchase of Shares,” “—Redemption of Shares,” and “—Additional Information—Shareholder Services.”

Overall Annual Expense Ratio. The table below shows the total operating expense ratio for each class of shares of International Equity and of International Value as of December 31, 2003 and, assuming the Reorganization had taken place on December 31, 2003, the estimated pro forma operating expense ratio for each class of shares of the Pro Forma International Value Combined Fund (in each case, including class specific distribution and account maintenance fees with respect to the Funds).

	Total Operating Expense Ratios
Fund	Class A	Class B	Class C	Class I	Class R
International Equity	1.43%	2.22%	2.22%	1.18%	N.A.**
International Value	1.32%	2.09%	2.10%	1.07%	1.57%
Pro Forma International Value Combined Fund*	1.31%	2.08%	2.09%	1.06%	1.56%

*	Assumes the Reorganization had taken place on December 31, 2003.
**	International Equity does not offer Class R shares.

Purchase of Shares. Shares of International Value are offered continuously for sale to the public in substantially the same manner as shares of International Equity. See “Comparison of the Funds—Purchase of Shares.”

Redemption of Shares. The redemption procedures for shares of International Value are the same as the redemption procedures for shares of International Equity. For purposes of computing any contingent deferred sales charge (“CDSC”) that may be payable upon disposition of shares of International Value distributed to International Equity shareholders in the Reorganization, the holding period of International Equity shares outstanding on the date the Reorganization takes place will be “tacked” onto the holding period of the shares of International Value distributed in the Reorganization. See “Comparison of the Funds—Redemption of Shares.”

Exchange of Shares. The exchange privilege for the Class A, Class B, Class C and Class I shares of International Value is identical to the exchange privilege for the Class A, Class B, Class C and Class I shares of International Equity. Shareholders of each Fund may exchange their shares for shares of the same class of other MLIM/FAM-advised funds.

Dividends. Each Fund distributes its net investment income, if any, and net realized capital gains, if any, at least annually. See “Comparison of the Funds—Dividends.”

Net Asset Value. International Equity and International Value each determines the net asset value of each class of its shares once daily, Monday through Friday, as of the close of business on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading based on prices at the time of closing. The Funds compute net asset value per share in the same manner. See “Comparison of the Funds—Additional Information—Net Asset Value.”

Voting Rights. The corresponding voting rights of the shareholders of the Funds are substantially similar. See “Comparison of the Funds—Additional Information—Capital Stock.”

Other Significant Considerations. Shareholder services, including exchange privileges, available to International Equity and International Value shareholders are similar. See “Comparison of the Funds—Additional Information—Shareholder Services.” An automatic dividend reinvestment plan is available to shareholders of each Fund. The plans are similar. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan.” Other shareholder services, including the provision of annual and semi-annual reports, are the same for both Funds. See “Comparison of the Funds—Additional Information—Shareholder Services.”

Tax Considerations	The Funds have requested an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither International Value nor International Equity will recognize any gain or loss on the transaction, and no shareholder of International Equity will recognize any gain or loss upon receipt of shares of International Value. Consummation of the Reorganization is subject to the receipt of such opinion of counsel. See “The Reorganization—Tax Consequences of the Reorganization.” The Reorganization will not affect the status of International Value as a regulated investment company.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Both International Equity and International Value are classified as diversified investment companies under the Investment Company Act. Many of the investment risks associated with an investment in International Value are substantially similar to those associated with an investment in International Equity. Such risks include market and selection risk, foreign market and foreign economy risk, emerging markets risk, currency risk and borrowing and leverage risk, as well as the risks associated with investing in debt securities, derivatives—including swap agreements, futures and options, indexed and inverse securities—repurchase agreements, depositary receipts, convertible securities, illiquid and restricted securities, when-issued securities, delayed delivery securities, forward commitments, and Rule 144A securities and engaging in securities lending. The main differences in risk between the Funds are that International Value is subject to value investing style risk, and the rises of investing in corporate loans, while International Equity is not and International Equity is subject to the risks of investing in junk bonds while International Value is not. The risk factors associated with an investment in International Value are set forth below. For more information concerning the risk factors of International Value, please refer to the International Value Prospectus and the International Value Statement. For more information concerning the risk factors of International Equity, please refer to the International Equity Prospectus and the International Equity Statement.

Unless otherwise noted, each Fund is subject to the following main investment risks:

Market and Selection Risk — Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

Foreign Market Risk — Since each Fund invests in foreign securities, it offers the potential for more diversification than a fund that invests only in the United States. This is because stocks traded in foreign markets have often (though not always) performed differently than stocks in the United States. However, such investments involve special risks not present in US investments that can increase the chances that each Fund will lose money. In particular, investments in foreign securities involve the following risks:

•	The economies of some foreign markets often do not compare favorably with that of the United States in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.
•	Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair a Fund’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States or other foreign countries, or otherwise adversely affect a Fund’s operations.
•	Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
•	Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.
•	Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a Fund’s assets may be uninvested and not earning returns. A Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

•	The value of a Fund’s foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.
•	The costs of foreign securities transactions tend to be higher than those of US transactions.
•	International trade barriers or economic sanctions against certain foreign countries may adversely affect a Fund’s foreign holdings.

International Value is also subject the following main risk:

     Value Investing Style Risk — International Value follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, International Value may underperform other equity funds that use different investing styles.

Each Fund also may be subject to the following risks:

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Emerging markets include those markets located in countries defined as emerging or developing by the World Bank, the International Finance Corporation, or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries.

Convertible Securities — Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Debt Securities — Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investments in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities.

When-Issued Securities, Delayed-Delivery Securities and Forward Commitments — When-issued securities, delayed-delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Derivatives — Each Fund may use derivatives. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Morgan Stanley Capital International Europe, Australia, Far East Index. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

•	Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
•	Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in US dollar terms) of an investment.
•	Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
•	Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Borrowing — Each Fund may borrow for temporary or emergency purposes in amounts not exceeding a specified percentage of the Fund’s total assets (10% for International Value and 20% for International Equity). This borrowing may be unsecured. The Investment Company Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. This is the speculative factor known as leverage.

Securities Lending — Each Fund may lend securities with a value of up to 33 1/3% of its assets to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Additional Risks — International Equity may be subject to certain additional risks. International Equity may invest in securities that are rated below investment grade while International Value may not. Investments in lower rated debt securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. International Value may also be subject to certain additional risks. International Value may, to a limited extent, invest in corporate loans. Because the trading market for corporate loan investments is less developed than the secondary market for bonds and notes, International Value may experience difficulties from time to time in selling its corporate loans.

COMPARISON OF THE FUNDS

Financial Highlights

International Value. The Financial Highlights table is intended to help you understand International Value’s financial performance for the periods shown. Certain information reflects financial results for a single International Value share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of International Value (assuming reinvestment of all dividends). The information for the periods ended June 30, 2003, 2002, and 2001, has been audited by Ernst & Young LLP whose report, along with International Value’s financial statements, is included in International Value’s Annual Report which accompanies this Proxy Statement and Prospectus. The information for the periods ended June 30, 2000 and 1999 was audited by International Value’s previous independent auditors. The information for the six month period ended December 31, 2003 is unaudited.

The following per share data and ratios have been derived from information provided in the financial statements.

International Value—Financial Highlights

	Class A(1)
	For the Six Months Ended December 31, 2003	For the Year Ended June 30,				For the Period June 2, 1999# to June 30,
	(unaudited)	2003	2002	2001	2000	1999

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 17.98	$ 20.55	$ 22.89	$ 27.27	$ 25.72	$ 25.20

Investment income — net	.04 †	.39 †	.23 †	.31	.39	.05
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	4.78	(2.96)	(.70)	(2.41)	3.41	.47

Total from investment operations	4.82	(2.57)	(.47)	(2.10)	3.80	.52

Less dividends and distributions:
Investment income — net	(.45)	—	(.70)	(.47)	(.74)	—
Realized gain on investments — net	—	—	(1.17)	(1.81)	(1.51)	—

Total dividends and distributions	(.45)	—	(1.87)	(2.28)	(2.25)	—

Net asset value, end of period	$ 22.35	$ 17.98	$ 20.55	$ 22.89	$ 27.27	$ 25.72

Total Investment Return:††
Based on net asset value per share	27.23%**	(12.55%)	(1.42%)	(8.00%)	15.36%	2.06	%**

Ratios To Average Net Assets:
Expenses	1.32%*	1.32%	1.38%	1.31%	1.31%	1.30	%*

Investment income — net	.46%*	2.30%	1.19%	2.05%	1.37%	2.77	%*

Supplemental Data:
Net assets, end of period (in thousands)	$47,688	$49,395	$97,769	$52,110	$4,920	$1,150

Portfolio turnover	41%	89%	45%	26%	50%	41%

†	Based on average shares outstanding.
††	Total investment returns exclude the effects of sales charges.
*	Annualized.
**	Aggregate total investment return.
(1)	Prior to October 6, 2000, Class A shares were designated Distributor Class shares.
#	Commencement of operations.

International Value—Financial Highlights (continued)

	Class B
	For the Six Months Ended December 31, 2003 (unaudited)		For the Year Ended June 30,		For the Period October 6, 2000# to June 30, 2001
			2003	2002

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 17.84		$ 20.57	$ 23.09	$ 25.65

Investment income — net	(.07	)†	.29 †	.10 †	.39
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	4.78		(3.02)	(.71)	(.82)

Total from investment operations	4.71		(2.73)	(.61)	(.43)

Less dividends and distributions:
Investment income — net	(.34)		—	(.74)	(.32)
Realized gain on investments — net	—		—	(1.17)	(1.81)

Total dividends and distributions	(.34)		—	(1.91)	(2.13)

Net asset value, end of period	$ 22.21		$ 17.84	$ 20.57	$ 23.09

Total Investment Return:††
Based on net asset value per share	26.77	%**	(13.27%)	(2.10%)	(2.01	%)**

Ratios To Average Net Assets:
Expenses	2.09	%*	2.06%	2.12%	2.18	%*

Investment income — net	(.67	%)*	1.74%	.48%	1.49	%*

Supplemental Data:
Net assets, end of period (in thousands)	$10,954		$5,343	$2,064	$1,016

Portfolio turnover	41%		89%	45%	26%

†	Based on average shares outstanding.
††	Total investment returns exclude the effects of sales charges.
*	Annualized.
**	Aggregate total investment return.
#	Commencement of operations.

International Value—Financial Highlights (continued)

	Class C
	For the Six Months Ended December 31, 2003 (unaudited)		For the Year Ended June 30,		For the Period October 6, 2000# to June 30, 2001
			2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 17.70		$ 20.39	$ 22.91	$ 25.65

Investment income — net	(.08	)†	.17 †	.09 †	.60
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	4.76		(2.86)	(.70)	(1.05)

Total from investment operations	4.68		(2.69)	(.61)	(.45)

Less dividends and distributions:
Investment income — net	(.31)		—	(.74)	(.48)

Realized gain on investments — net	—		—	(1.17)	(1.81)

Total dividends and distributions	(.31)		—	(1.91)	(2.29)

Net asset value, end of period	$ 22.07		$ 17.70	$ 20.39	$ 22.91

Total Investment Return:††
Based on net asset value per share	26.72	%‡	(13.19%)	(2.10%)	(2.11%)‡

Ratios To Average Net Assets:
Expenses	2.10	%*	2.07%	2.06%	1.70%*

Investment income — net	(.79	%)*	1.02%	.47%	1.76%*

Supplemental Data:
Net assets, end of period (in thousands)	$8,761		$ 2,672	$ 2,285	$ 762

Portfolio turnover	41%		89%	45%	26%

†	Based on average shares outstanding.
††	Total investment returns exclude the effects of sales charges.
#	Commencement of operations.
*	Annualized.
‡	Aggregate total investment return.

International Value—Financial Highlights (continued)

	Class I(1)
	For the Six Months Ended December 31, 2003 (unaudited)		For the Year Ended June 30,
			2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 18.03		$ 20.63	$ 22.97	$ 27.33	$ 25.73	$ 25.33

Investment income — net	.04	†	.30 †	.29 †	.48	.43	.59
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	4.82		(2.85)	(.70)	(2.53)	3.43	.40

Total from investment operations	4.86		(2.55)	(.41)	(2.05)	3.86	.99

Less dividends and distributions: Investment income — net	(.51)		(.05)	(.76)	(.50)	(.76)	(.25)

Realized gain on investments — net	—		—	(1.17)	(1.81)	(1.50)	(.34)

Total dividends and distributions	(.51)		(.05)	(1.93)	(2.31)	(2.26)	(.59)

Net asset value, end of period	$ 22.38		$ 18.03	$ 20.63	$ 22.97	$ 27.33	$ 25.73

Total Investment Return:††
Based on net asset value per share	27.39	%‡	(12.38%)	(1.14%)	(7.79%)	15.60%	4.22%

Ratios To Average Net Assets:
Expenses	1.07	%*	1.07%	1.14%	1.06%	1.06%	.95%

Investment income — net	.43	%*	1.78%	1.42%	1.78%	1.62%	1.98%

Supplemental Data:
Net assets, end of period (in thousands)	$560,381		$ 463,071	$ 617,289	$1,024,993	$1,393,910	$1,378,900

Portfolio turnover	41%		89%	45%	26%	50%	41%

†	Based on average shares outstanding.
††	Total investment returns exclude the effects of sales charges. The Fund’s investment adviser paid the Fund’s annual operating expenses in excess of 1.0% of the Fund’s Class I net assets until March 1, 1999, when it removed/discontinued the expense cap. Without such expense cap, the Fund’s performance would have been lower.
(1)	Prior to October 6, 2000, Class I shares were designated Investor Class shares.
*	Annualized.
‡	Aggregate total investment return.

International Value—Financial Highlights (concluded)

	Class R
	For the Six Months Ended December 31, 2003 (unaudited)	For the Period January 3, 2003† to June 30, 2003
Increase in Net Asset Value: Per Share Operating Performance:
Net asset value, beginning of period	$ 17.98	$ 16.79

Investment income (loss) — net††	(.09)	.32
Realized and unrealized gain on investments and foreign currency transactions — net	4.90	.87

Total from investment operations	4.81	1.19

Less dividends from investment income — net	(.49)	—

Net asset value, end of period	$ 22.30	$ 17.98

Total Investment Return:**
Based on net asset value per share	27.22%‡	7.09	%‡

Ratios To Average Net Assets:
Expenses	1.57%*	1.55	%*

Investment income (loss) — net	(.84%)*	3.04	%*

Supplemental Data:
Net assets, end of period (in thousands)	$ 1,165	$ —	‡‡

Portfolio turnover	41%	89%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
‡	Aggregate total investment return.
‡‡	Amount is less than $1,000.

International Equity—Financial Highlights

International Equity. The Financial Highlights table is intended to help you understand International Equity’s financial performance for the periods shown. Certain information reflects financial results for a single International Equity share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of International Equity (assuming reinvestment of all dividends). The information (other than for the six month period ended November 30, 2003, which is unuadited) has been audited by Deloitte & Touche LLP whose report, along with International Equity’s financial statements, is included in International Equity’s Annual Report, which is available upon request.

The following per share data and ratios have been derived from information provided in the financial statements.

	Class A†

	For the Six Months Ended November 30, 2003	For the Year Ended May 31,
	(unaudited)	2003	2002	2001	2000	1999

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 7.16	$ 8.19	$ 9.13	$ 11.10	$ 9.20	$ 9.63

Investment income — net††	.03	.07	.03	.01	.06	.11
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.78	(1.06)	(.84)	(1.89)	1.84	(.20)

Total from investment operations	.81	(.99)	(.81)	(1.88)	1.90	(.09)

Less dividends and distributions:
Investment income — net	(.10)	(.04)	(.04)	—	—	—
Realized gain on investments — net	—	—	(.09)	—	—	—
In excess of realized gain on investments — net	—	—	—	(.09)	—	(.34)

Total dividends and distributions	(.10)	(.04)	(.13)	(.09)	—	(.34)

Net asset value, end of period	$ 7.87	$ 7.16	$ 8.19	$ 9.13	$ 11.10	$ 9.20

Total Investment Return:†††
Based on net asset value per share	11.43%**	(12.06%)	(8.96%)	(17.01%)	20.65%	(.70%)

Ratios To Average Net Assets:
Expenses, excluding reorganization expenses	1.43%*	1.53%	1.57%	1.51%	1.57%	1.59%

Expenses	1.43%*	1.53%	1.57%	1.54%	1.66%	1.59%

Investment income — net	.87%*	1.07%	.40%	.14%	.55%	1.23%
Supplemental Data:
Net assets, end of period (in thousands)	$130,277	$ 108,162	$ 103,791	$ 28,905	$ 41,931	$ 35,210

Portfolio turnover	41.40%	140.97%	135.54%	154.99%	149.78%	132.43%

†	Prior to April 14, 2003, Class A shares were designated Class D.
††	Based on average shares outstanding.
†††	Total investment returns exclude the effects of sales charges.
*	Annualized.
**	Aggregate total investment return.

International Equity—Financial Highlights (continued)

	Class B
	For the Six Months Ended November 30, 2003		For the Year Ended May 31,
	(unaudited)		2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value: Per Share Operating Performance:
Net asset value, beginning of period	$ 6.98		$ 8.00	$ 8.96	$ 10.97	$ 9.17	$ 9.62

Investment income (loss) — net†	—	*	— *	(.05)	(.07)	(.03)	.04
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.77		(1.02)	(.82)	(1.85)	1.83	(.19)

Total from investment operations	.77		(1.02)	(.87)	(1.92)	1.80	(.15)

Less dividends and distributions:
Investment Income — net	(.01)		—	—	—	—	—
Realized gain on investments — net	—		—	(.09)	—	—	—
In excess of realized gain on investments — net	—		—	—	(.09)	—	(.30)

Total dividends and distributions	(.01)		—	(.09)	(.09)	—	(.30)

Net asset value, end of period	$ 7.74		$ 6.98	$ 8.00	$ 8.96	$ 10.97	$ 9.17

Total Investment Return:††
Based on net asset value per share	11.09	%#	(12.75%)	(9.76%)	(17.58%)	19.63%	(1.36%)

Ratios To Average Net Assets:
Expenses, excluding reorganization expenses	2.22	%**	2.35%	2.33%	2.30%	2.35%	2.39%

Expenses	2.22	%**	2.35%	2.33%	2.33%	2.44%	2.39%

Investment income (loss) — net	.11	%**	.06%	(.60%)	(.65%)	(.26%)	.41%

Supplemental Data:
Net assets, end of period (in thousands)	$18,208		$19,491	$40,854	$97,211	$150,140	$144,681

Portfolio turnover	41.40%		140.97%	135.54%	154.99%	149.78%	132.43%

†	Based on average shares outstanding.
††	Total investment returns exclude the effects of sales charges.
*	Amount is less than $.01 per share.
**	Annualized.
#	Aggregate total investment return.

International Equity—Financial Highlights (continued)

	Class C
	For the Six Months Ended November 30, 2003		For the Year Ended May 31,
	(unaudited)		2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value: Per Share Operating Performance:
Net asset value, beginning of period	$ 6.87		$ 7.88	$ 8.83	$ 10.81	$ 9.03	$ 9.49

Investment income (loss) — net†	—	#	.01	(.04)	(.07)	(.02)	.03
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.77		(1.02)	(.82)	(1.82)	1.80	(.19)

Total from investment operations	.77		(1.01)	(.86)	(1.89)	1.78	(.16)

Less dividends and distributions: Investment Income — net	(.04)		—	—	—	—	—
Realized gain on investments — net	—		—	(.09)	—	—	—
In excess of realized gain on investments — net	—		—	—	(.09)	—	(.30)

Total dividends and distributions	(.04)		—	(.09)	(.09)	—	(.30)

Net asset value, end of period	$ 7.60		$ 6.87	$ 7.88	$ 8.83	$ 10.81	$ 9.03

Total Investment Return:††
Based on net asset value per share	11.22	%**	(12.82%)	(9.79%)	(17.56%)	19.71%	(1.50%)

Ratios To Average Net Assets:
Expenses, excluding reorganization expenses	2.22	%*	2.33%	2.33%	2.29%	2.41%	2.40%

Expenses	2.22	%*	2.33%	2.33%	2.32%	2.51%	2.40%

Investment income (loss) — net	.10	%*	.17%	(.50%)	(.66%)	.54%	.40%

Supplemental Data: Net assets, end of period (in thousands)	$11,244		$10,586	$14,696	$20,987	$33,999	$6,328

Portfolio turnover	41.40%		140.97%	135.54%	154.99%	149.78%	132.43%

†	Based on average shares outstanding.
††	Total investment returns exclude the effects of sales charges.
*	Annualized.
**	Aggregate total investment return.
#	Amount is less than $.01 per share.

International Equity—Financial Highlights (concluded)

	Class I†
	For the Six Months Ended November 30, 2003	For the Year Ended May 31,
	(unaudited)	2003	2002	2001	2000	1999

Increase (Decrease) in Net Asset Value: Per Share Operating Performance:
Net asset value, beginning of period	$ 7.17	$ 8.20	$ 9.14	$ 11.08	$ 9.16	$ 9.57

Investment income — net††	.04	.09	.06	.05	.09	.13
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.80	(1.06)	(.86)	(1.90)	1.83	(.18)

Total from investment operations	.84	(.97)	(.80)	(1.85)	1.92	(.05)

Less dividends and distributions:
Investment income — net	(.12)	(.06)	(.05)	—	—	—
Realized gain on investments — net	—	—	(.09)	—	—	—
In excess of realized gain in investments — net	—	—	—	(.09)	—	(.36)

Total dividends and distributions	(.12)	(.06)	(.14)	(.09)	—	(.36)

Net asset value, end of period	$ 7.89	$ 7.17	$ 8.20	$ 9.14	$ 11.08	$ 9.16

Total Investment Return:†††
Based on net asset value per share	11.78%**	(11.86%)	(8.82%)	(16.77%)	20.96%	(.35%)

Ratios To Average Net Assets:
Expenses, excluding reorganization expenses	1.18%*	1.28%	1.31%	1.26%	1.32%	1.33%

Expenses	1.18%*	1.28%	1.31%	1.29%	1.41%	1.33%

Investment income — net	1.11%*	1.34%	.72%	.45%	.83%	1.54%

Supplemental Data:
Net assets, end of period (in thousands)	$ 92,764	$ 77,931	$ 67,054	$ 32,933	$ 34,693	$ 19,540

Portfolio turnover	41.40%	140.97%	135.54%	154.99%	149.78%	132.43%

†	Prior to April 14, 2003, Class I shares were designated Class A.
††	Based on average shares outstanding.
†††	Total investment returns exclude the effects of sales charges.
*	Annualized.
**	Aggregate total investment return.

Investment Objectives and Policies

The investment objectives of International Value and International Equity are similar but not identical. International Value seeks current income and long-term growth of income, accompanied by growth of capital. International Equity seeks capital appreciation, and secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Although both Funds seek income and growth of capital, International Value emphasizes income while International Equity emphasizes capital growth. Each Fund also uses similar, although not identical, investment policies in seeking to achieve its objective. See “Details About the Fund — How the Fund Invests” in the International Value Prospectus and the International Equity Prospectus.

Investment Restrictions

International Equity and International Value have similar investment restrictions. See “Investment Restrictions” in the International Equity and International Value Statements.

Management

Management and Advisory Arrangements. FAM serves as the investment adviser to International Value. MLIM serves as the investment adviser to International Equity. FAM has a sub-advisory agreement with MLAM UK and MLIMIL, each, an affiliate, under which FAM may pay a fee for services it receives on behalf of International Value. MLIM also has a sub-advisory agreement with MLAM UK, under which MLIM may pay a fee for services it receives on behalf of International Equity.

Advisory Fees. Pursuant to an investment advisory agreement between FAM and Mercury Funds, International Value pays FAM a monthly fee at the annual rate of 0.75% of its average daily net assets. Pursuant to an investment advisory agreement between MLIM and International Equity, International Equity pays MLIM a monthly fee at the annual rate of 0.75% of its average daily net assets. The Combined Fund is also expected to pay FAM a monthly fee at the annual rate of 0.75% of the Combined Fund’s average daily net assets.

Purchase of Shares

The class structure and purchase and distribution procedures for shares of International Equity are substantially similar to those for International Value. International Value currently offers five classes of shares of beneficial interest. International Equity currently offers four classes of shares of beneficial interest. International Value’s Class A, Class B, Class C and Class I shares are substantially similar to International Equity’s Class A, Class B, Class C and Class I shares, respectively, except that they represent ownership interests in a different investment portfolio. International Value also offers Class R shares to certain retirement plans. The types of expenses attributable to Class A, Class B, Class C and Class I shares of International Value and Class A, Class B, Class C and Class I shares of International Equity are identical in all respects. For a complete discussion of the classes of shares and the purchase and distribution procedures related thereto for International Value and International Equity, see “Your Account—Merrill Lynch Select PricingSM System” and “—How to Buy, Sell, Transfer and Exchange Shares” in the International Value Prospectus and the International Equity Prospectus.

Sales Charges; 12b-1 Fees. Class A and Class I shares of International Value and International Equity are sold subject to a front-end sales charge, and Class B and Class C shares of International Value and International Equity are subject to a CDSC. Under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act, International Value pays fees in connection with account maintenance for Class A, Class B, Class C and Class R shares and in connection with distribution for Class B, Class C and Class R shares (“12b-1 fees”), and International Equity pays fees in connection with account maintenance for Class A, Class B and Class C shares and in connection with distribution for Class B and Class C shares. Set forth below is a comparison of the 12b-1 fees as well as the maximum applicable sales charges for International Value and International Equity:

12b-1 Annual Fee Rates and Sales Charges (as a percentage of average daily net assets of the applicable share class)

	Account Maintenance Fee		Distribution Fee		Maximum Front-End Sales Charge[1] or CDSC[2]

Share Class	International Value	International Equity	International Value	International Equity	International Value	International Equity

Class A Shares	0.25%	0.25%	None	None	5.25%	5.25%

Class B Shares	0.25%	0.25%	0.75%	0.75%	4.00%	4.00%

Class C Shares	0.25%	0.25%	0.75%	0.75%	1.00%	1.00%

Class I Shares	None	None	None	None	5.25%	5.25%

Class R Shares (International Value only)	0.25%	N/A	0.25%	N/A	None	N/A

1	Class A shares and Class I shares of International Value and International Equity are subject to a front-end sales charge. See “Purchase of Shares—Initial Sales Charge Alternatives—Class I and Class A Shares” in the International Value Statement and the International Equity Statement.
2	Class B shares and Class C shares of International Value and International Equity are subject to a CDSC. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” in the International Value Statement and in Part II of the International Equity Statement.

Redemption of Shares

The redemption procedures for shares of International Value are the same as the redemption procedures for shares of International Equity. For purposes of computing any CDSC or redemption fee that may be payable upon disposition of shares of International Value distributed to International Equity shareholders in the Reorganization, the holding period of International Equity shares outstanding on the date the Reorganization takes place will be tacked to the holding period of the shares of International Value distributed in the Reorganization. See “Your Account—Merrill Lynch Select PricingSM System,” “—How to Buy, Sell, Transfer and Exchange Shares” and “—Participation in Fee-Based Programs” in the International Value Prospectus and the International Equity Prospectus.

Exchange of Shares

The exchange privilege for the Class A, Class B, Class C and Class I shares of International Value is identical to the exchange privilege for the Class A, Class B, Class C and Class I shares of International Equity. US shareholders of Class A, Class B, Class C and Class I shares of each Fund have an exchange privilege with certain other MLIM/FAM-advised funds, including Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class I shares of MLIM/FAM-advised funds. Class I shareholders of each Fund may exchange their Class I shares for Class I shares of a second MLIM/FAM-advised fund if the shareholder holds any Class I shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class I shares of the second fund. If the Class I shareholder wants to exchange Class I shares for shares of a second MLIM/FAM-advised fund, and the shareholder does not hold Class I shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second MLIM/FAM-advised fund at any time as long as, at the time of the exchange, the shareholder holds Class I shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class I shares of the second fund. Class A, Class B and Class C shares will be exchangeable with shares of the same class of other MLIM/FAM-advised funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of a Fund is “tacked” to the holding period of the newly acquired shares of the other fund. Class A, Class B, Class C and Class I shares also will be exchangeable for shares of certain MLIM/FAM-advised funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class I shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares used in an exchange must have been held by the shareholder for at least 15 days.

Performance

The following tables provide performance information for each class of shares of each Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance. For more information concerning the performance of International Value, please refer to the International Value Prospectus, the International Value Statement and the International Value Annual Report. For more information concerning the performance of International Equity, please refer to the International Equity Prospectus, the International Equity Statement and the International Equity Annual Report.

International Value Average Annual Total Return

	Class A Shares		Class B Shares		Class C Shares		Class I Shares		Class R Shares
Period	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge* (%)
One Year Ended 12/31/03	30.81%	38.06%	33.07%	37.07%	36.10%	37.10%	31.18%	38.45%	—	—
Five Years Ended 12/31/03	—	—	—	—	—	—	4.26%	5.39%	—	—
Ten Years Ended 12/31/03	—	—	—	—	—	—	6.62%	7.20%	—	—
Inception (6/2/99) to 12/31/03	2.62%	3.83%	—	—	—	—	—	—	—	—
Inception (10/6/00) to 12/31/03	—	—	0.88%	1.66%	1.64%	1.64%	—	—	—	—
Inception (1/3/03) to 12/31/03	—	—	—	—	—	—	—	—	N/A	36.23%

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A shares and Class I shares is 5.25%. The maximum CDSC on Class B shares is 4.00% and is reduced to 0% after six years. Class C shares are subject to a 1.00% CDSC for one year.

International Equity Average Annual Total Return

	Class A Shares*		Class B Shares		Class C Shares		Class I Shares*
Period	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)
One Year Ended 12/31/03	22.08%	28.84%	23.60%	27.60%	26.71%	27.71%	22.29%	29.06%
Five Years Ended 12/31/03	-0.91%	0.17%	-1.01%	-0.62%	-0.63%	-0.63%	-0.66%	0.42%
Ten Years Ended 12/31/03	0.63%	1.17%	0.37%	0.37%	—	—	—	—
Inception (10/21/94) through 12/31/03	—	—	—	—	-0.02%	-0.02%	0.43%	1.02%

*	Prior to April 14, 2003, Class A shares were designated Class D, and Class I shares were designated Class A.
**	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class I shares is 5.25%. The maximum CDSC on Class B shares is 4.00% and is reduced to 0% after six years. Class C shares are subject to a 1.00% CDSC for one year.

Code of Ethics

Each Board has approved the same Code of Ethics under Rule 17j-1 of the Investment Company Act, which covers the Fund, the Fund’s investment adviser, the Fund’s sub-adviser and FAM Distributors, Inc., each Fund’s Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Shareholder Rights

Shareholders of International Value are entitled to one vote for each share held and fractional votes for fractional shares held and will be entitled to vote on the election of Trustees and any other matter submitted to a shareholder vote. Neither International Value nor International Equity intends to hold annual meetings of shareholders. Voting rights for Trustees are not cumulative. Shares of International Value to be issued to shareholders of International Equity in the Reorganization will be fully paid and non-assessable, will have no preemptive rights, and will have the conversion rights described in this Proxy Statement and Prospectus and in the International Value Prospectus. Each share of International Value is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class A, Class B, Class C and Class R shares bear certain additional expenses. See “Shareholders’ Meetings” below for additional information. Rights attributable to shares of International Equity are substantially similar to those described above.

Both International Equity and Mercury Funds are Massachusetts business trusts. Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, each Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Given the nature of the Fund’s assets and operations, the possibility of its being unable to meet its obligations is remote and the risk to its shareholders is remote.

Dividends

It is the intention of each Fund to distribute substantially all of its net investment income. Each Fund distributes dividends from net investment income, if any, at least annually. All net realized capital gains, if any, will be distributed to each Fund’s shareholders at least annually. From time to time, each Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year.

Automatic Dividend Reinvestment Plan

International Value and International Equity each offers its shareholders an Automatic Dividend Reinvestment Plan (each, a “Plan” and collectively, the “Plans”) with the same terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a shareholder has elected to receive such dividends in cash. For further information about the Plans, see “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the International Value Prospectus and the International Equity Prospectus.

After the Reorganization, former shareholders of International Equity who elected to receive dividends in cash will continue to receive dividends in cash from the Combined Fund. Otherwise, dividends paid to all former International Equity shareholders will be automatically reinvested in shares of the Combined Fund. If a shareholder currently owns shares of International Value and shares of International Equity, after the Reorganization that shareholder’s election with respect to the dividends of International Value will control unless the shareholder specifically elects a different option.

Automatic Investment Plans

A shareholder of each Fund may make additions to an account that is maintained at the Transfer Agent (an “Investment Account”) through a service known as the Automatic Investment Plan. Under the Automatic Investment Plan, a Fund is authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of a Fund through Blueprint, no minimum charge to the investor’s bank account is required. Alternatively, an investor that maintains a CMA® Account may arrange to have periodic investments made in a Fund in amounts of $100 ($1 or more for retirement accounts) or more through the CMA® Automated Investment Program.

Systematic Withdrawal Plans

A shareholder of each Fund may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When a shareholder makes systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

The maximum number of Class B or Class C shares that can be redeemed from an Investment Account annually will not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are normally redeemed. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” in the International Value Statement and the International Equity Statement. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, the shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan, the investor should contact his or her Merrill Lynch Financial Advisor.

Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. A Fund will not knowingly accept purchase orders for shares of a Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

Alternatively, a shareholder whose shares are held within a CMA® or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, Semi-Annual or annual basis through the CMA® Systematic Redemption Program or the redemption program of the Retirement Account. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, Semi-Annual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

Tax Information

The tax consequences associated with an investment in shares of International Equity are substantially similar to the tax consequences associated with an investment in shares of International Value. See “Your Account—Dividends and Taxes” in the International Value Prospectus, and “Summary—Tax Considerations” and “The Reorganization—Tax Consequences of the Reorganization” herein.

Portfolio Transactions

The procedures for engaging in portfolio transactions are generally the same for International Value and International Equity. After the Reorganization, the Combined Fund will use the portfolio transaction procedures of International Value. For a discussion of International Value’s procedures, see “Portfolio Transactions and Brokerage” in the International Value Statement.

Portfolio Turnover

While neither Fund generally expects to engage in trading for short term gains, each Fund will effect portfolio transactions without regard to holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of US government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund. The following table illustrates the portfolio turnover rates for each Fund for the last two fiscal years:

Fund	Portfolio Turnover Rate for Fiscal Year Ended June 30, 2003/May 31, 2003*	Portfolio Turnover Rate for Fiscal Year Ended June 30, 2002/May 31, 2002*
International Value	89%	45%
International Equity	140.97%	135.54%

*	The fiscal year end of International Value is June 30 and the fiscal year end of International Equity is May 31.

Additional Information

Net Asset Value. International Equity and International Value each determines the net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

Shareholder Services. Each Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. shareholders of Class A, Class B, Class C and Class I shares of each Fund have an exchange privilege with certain other MLIM/FAM-advised funds. For a description of these services, see “Comparison of the Funds—Exchange of Shares” in this Proxy Statement and Prospectus and see “Shareholder Services” in the International Value Statement and the International Equity Statement.

Custodian. Brown Brothers Harriman & Co. (“Brown Brothers”) acts as custodian for the cash and securities of International Value and International Equity. Brown Brothers’ principal business address is 40 Water Street, Boston, Massachusetts 02109. It is anticipated that Brown Brothers will serve as the custodian of the Combined Fund.

Accounting Services. Each of International Value and International Equity has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to International Value and International Equity. International Value and International Equity each pays a fee for these services. Prior to January 1, 2001, FAM provided accounting services to International Value and MLIM provided accounting services to International Equity and each was reimbursed by the respective Fund at its cost in connection with such services. FAM and MLIM continue to provide certain accounting services to International Value and International Equity, respectively, and the Funds reimburse FAM and MLIM for these services.

The table below shows the amounts paid by International Value and International Equity to State Street and to FAM or MLIM, as applicable, for accounting services for the periods indicated.

	International Value			International Equity
Fiscal Year*	Paid to State Street		Paid to FAM	Paid to State Street		Paid to MLIM
2003	$213,993		$ 10,375	$110,661		$ 4,694
2002	$261,091		$ 37,246	$111,465		$13,798
2001	$180,415	**	$363,274	$ 43,658	**	$94,312

*	The fiscal year end of International Value is June 30 and the fiscal year end of International Equity is May 31.
**	Represents payments pursuant to the agreement with State Street commencing on January 1, 2001.

Transfer Agent, Dividend Disbursing Agent and Registrar. Financial Data Services, Inc. (“FDS”), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and registrar with respect to International Value and International Equity (the “Transfer Agent”), pursuant to a separate registrar, transfer agency and service agreement with each of the Funds. Each Fund pays between $16.00 and $20.00 for each Class A or Class I shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required. International Value also pays $16.00 for each Class R shareholder account. Each Fund reimburses FDS for certain transaction charges and out-of-pocket expenses incurred by FDS under the Transfer Agency Agreement. The following table sets forth the transfer agent fees paid by International Value and International Equity for the last three fiscal years:

	Fiscal Year*
Fund	2003	2002**	2001**
International Value	$904,137	$1,487,113	$1,856,221
International Equity	$500,758	$ 548,962	$ 511,640

*	The fiscal year end of International Value is June 30 and the fiscal year end of International Equity is May 31.
**	During each Fund’s fiscal year ended 2001 and the period between the fiscal year ended 2001 and June 30, 2001, each Fund paid fees to the transfer agent at lower rates than the ones currently in effect. If the current rates had been in effect for those periods, the fees paid may have been higher. The current rates became effective July 1, 2001.

Capital Shares. International Value currently offers five classes of shares of beneficial interest. International Equity currently offers four classes of shares of beneficial interest. International Value’s Class A, Class B, Class C and Class I shares are substantially similar to International Equity’s Class A, Class B, Class C and Class I shares, respectively, except that they represent ownership interests in a different investment portfolio. International Value also offers Class R shares to certain retirement plans. The types of expenses attributable to Class A, Class B, Class C and Class I shares of International Value and Class A, Class B, Class C and Class I shares of International Equity are identical in all respects.

Shareholder Inquiries. Shareholder inquiries with respect to International Value and International Equity may be addressed to the respective Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), International Value, a series of Mercury Funds, will acquire substantially all of the assets, and assume substantially all of the liabilities, of International Equity, in exchange solely for an equal aggregate value of newly issued shares of beneficial interest, with no par value, of International Value. Such shares of International Value received by International Equity will then be distributed on a proportionate basis to the shareholders of International Equity in exchange for their shares of beneficial interest of International Equity, with a par value of $.10 per share.

Generally, the assets transferred by International Equity to International Value will equal all investments of International Equity held in its portfolio after the close of business on the NYSE on the business day prior to the date the Reorganization takes place (“Valuation Time”) and all other assets of International Equity as of such time.

Shares of International Value will be distributed to shareholders of International Equity as follows: holders of Class A, Class B, Class C and Class I shares of International Equity as of the Valuation Time will be entitled to receive Class A, Class B, Class C and Class I shares, respectively, of International Value (the “Corresponding Shares”). The aggregate net asset value of the Corresponding Shares of International Value to be received by each shareholder of International Equity will equal the aggregate net asset value of the shares of International Equity owned by such shareholder as of the Valuation Time. See “Terms of the Agreement and Plan—Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.

Since the Corresponding Shares will be issued at net asset value and the shares of International Equity will be valued at net asset value, the interests of holders of shares of International Equity will not be diluted as a result of the Reorganization. Because the Combined Fund will have a larger asset base than International Equity as a result of the Reorganization, a shareholder of International Equity likely will hold a lower percentage of ownership in the Combined Fund than he or she owned in International Equity immediately prior to the Reorganization.

Procedure

The Board of International Equity, including all of the Trustees who are not “interested persons” of International Equity as defined in the Investment Company Act (the “non-interested Trustees”), after determining that the Reorganization is in the best interests of International Equity, and that the interests of the shareholders of International Equity with respect to net asset value will not be diluted as a result of effecting the

Reorganization, unanimously approved the Agreement and Plan and the submission of such Agreement and Plan to the shareholders of International Equity for approval. The Board of Mercury Funds, including all of the non-interested Trustees, after determining that the Reorganization is in the best interests of International Value and that the interests of the shareholders of International Value with respect to net asset value will not be diluted as a result of effecting the Reorganization, unanimously approved the Agreement and Plan. Approval of the shareholders of International Value is not required.

If the shareholders of International Equity approve the Agreement and Plan at the Meeting, and all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place as soon as practicable after such approval.

The Board of International Equity recommends that shareholders of International Equity approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

Valuation of Assets and Liabilities. Full shares of International Value, and to the extent necessary, fractional shares of International Value, of an aggregate net asset value equal to the aggregate net asset value of the assets of International Equity, determined as hereinafter provided, shall be issued by International Value, in return for such assets of International Equity. The respective assets of the Funds will be valued as of the Valuation Time. The assets of each Fund will be valued according to the procedures described under “Your Account—How Shares are Priced” in the International Value Prospectus. Such valuation and determination shall be made by International Value in cooperation with International Equity. Purchase orders for International Equity shares that have not been confirmed as of the Valuation Time will be treated as assets of International Equity for purposes of the Reorganization. Redemption requests that have not settled as of the Valuation Time will be treated as liabilities for purposes of the Reorganization.

Distribution of Corresponding Shares. As soon as practicable after the Closing Date (the next full business day following the Valuation Time), International Equity will liquidate and distribute the Corresponding Shares of International Value received by it pro rata to its shareholders in exchange for such shareholders’ proportional interests in International Equity. The Corresponding Shares of International Value received by the shareholders will have the same aggregate net asset value as each such shareholder’s interest in International Equity held at the Valuation Time. Generally, the liquidation and distributions will be accomplished by opening new accounts on the books of International Value in the names of the shareholders of International Equity and transferring to those shareholders’ accounts the shares of International Value representing such shareholders’ interests in International Equity.

No sales charge or fee of any kind will be charged to shareholders of International Equity in connection with their receipt of Corresponding Shares of International Value in the Reorganization.

Expenses. The expenses of the Reorganization that are directly attributable to International Equity are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of shareholders of International Equity to consider the Reorganization and the expenses related to the solicitation of proxies to be voted at that meeting. These expenses will be borne by International Equity. The expenses of the Reorganization that are directly attributable to International Value are expected to include the expenses incurred in printing sufficient copies of International Value’s Prospectus and Annual Report that will accompany the mailing of the Proxy Statement and Prospectus. These expenses will be borne by FAM. Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, and legal, transfer agent and audit fees, will be borne equally by International Equity and FAM (since FAM has agreed to bear all Reorganization expenses attributable to International Value). The expenses of the Reorganization attributable to International Value (to be borne by FAM) and those of International Equity are currently estimated to be approximately $114,900 and $249,700, respectively.

Required Approvals. Consummation of the Reorganization is conditioned upon the approval by the Boards. In addition, approval of the Agreement and Plan by International Equity requires the affirmative vote of the shareholders of International Equity representing a majority of the outstanding shares entitled to be voted thereon, provided that the Reorganization has been approved by the affirmative vote of at least two thirds of the Trustees of International Equity; otherwise the affirmative vote of shareholders representing two-thirds of the outstanding shares will be required. All classes of shares of International Equity will vote together as a single class in approving the Agreement and Plan. Approval of the shareholders of International Value is not required.

Deregistration and Termination. Following the transfer of the assets and liabilities of International Equity to International Value, each International Equity shareholder will receive shares of International Value. In addition, International Equity will terminate its registration under the Investment Company Act and its organization under Massachusetts law.

Amendments and Conditions. Prior to shareholder approval of the Reorganization, the Agreement and Plan may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants may be waived, by a written instrument executed by the Funds or, in the case of a waiver, by the Fund waiving compliance. At any time prior to the Closing Date, any of the terms or conditions of the Agreement and Plan may be waived by the Board of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under the Agreement and Plan to the shareholders of the applicable Fund, on behalf of which such action is taken. In addition, the Board of Trustees of each Fund has delegated to its investment adviser, FAM or MLIM, as applicable, the ability to make non-material changes to the terms of the Reorganization, if FAM or MLIM, as applicable, deems it to be in the best interests of the Fund to do so. The obligations of International Equity and International Value pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 becoming effective, approval of the Reorganization by International Equity’s shareholders, an opinion of counsel being received as to certain tax matters and the continuing accuracy of various representations and warranties being confirmed by the respective parties. The Boards may together amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the shareholders of International Equity.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the shareholders of International Equity, prior to the Closing Date, or the Closing Date may be postponed with respect to the Reorganization: (i) by mutual consent of the Boards of International Value and International Equity; (ii) by the Board of International Equity if any condition of International Equity’s obligations with respect to the Reorganization has not been fulfilled or waived by such Board; or (iii) by the Board of International Value if any condition of International Value’s obligations with respect to the Reorganization has not been fulfilled or waived by such Board.

Potential Benefits to Shareholders of International Equity as a Result of the Reorganization

FAM and MLIM believe that the Reorganization will benefit the shareholders of each of the Funds. Following the Reorganization, (i) International Value shareholders will remain invested in a diversified, open-end fund that has greater net assets with no changes to its current investment objectives and management arrangements; and (ii) International Equity shareholders will become invested in a diversified, open-end fund that has greater net assets while maintaining a similar investment objective, similar investment strategies and the same sales charges and account maintenance and distribution fees as it currently has.

MLIM believes that the Reorganization will benefit the shareholders of International Equity because certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the total operating expense ratio borne by shareholders of International Equity. FAM believes that the Reorganization will not adversely affect the shareholders of International Value because FAM has agreed to bear the expenses of the Reorganization attributable to International Value. The total operating expense ratio for the Pro Forma International Value Combined Fund is expected to be slightly lower than the current total operating expense ratio for International Value and is expected to be substantially lower than the current total operating expense ratio for International Equity.

The table below sets forth the average net assets and total operating expense ratio of each of the Funds and the Pro Forma International Value Combined Fund excluding any distribution and account maintenance fees.

	Approximate Average Net Assets as of December 31, 2003 (unaudited)	Total Operating Expense Ratio (unaudited)
International Equity	$231.4 million	1.18%
International Value	$564.9 million	1.07%
Pro Forma International Value Combined Fund	$796.3 million	1.06%

If the Reorganization had taken place on December 31, 2003, the total operating expense ratio of the Pro Forma International Value Combined Fund would be 0.12% lower (excluding distribution and account maintenance fees) than International Equity’s current total operating expense ratio and 0.01% lower (excluding distribution and account maintenance fees) than International Value’s current total operating expense ratio. This information is based on the aggregate average net assets of the Funds; for information on a class basis, see “Fee Tables” starting at page 3.

The following table sets forth the net assets for each Fund’s last three fiscal year ends, respectively, and as of April 30, 2004.

International Value		International Equity
As of 6/30/01	$1,078,881,208	As of 5/31/01	$180,036,215
As of 6/30/02	$ 641,407,029	As of 5/31/02	$226,394,767
As of 6/30/03	$ 520,481,261	As of 5/31/03	$216,170,433
As of 4/30/04 (unaudited)	$ 639,270,709	As of 4/30/04 (unaudited)	$291,830,319

MLIM does not believe that International Equity is likely to attract and maintain significant additional assets and believes that it is likely to experience net redemptions resulting over time in a higher operating expense ratio. As discussed above, in the Reorganization, shareholders of International Equity should benefit by continuing to be invested in an open-end fund with a similar investment objective, similar investment strategies, a lower total operating expense ratio and a larger asset base.

In approving the Reorganization, the Board of International Equity also determined that the interests of existing shareholders of International Equity would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

Summary. International Equity and Mercury Funds, on behalf of International Value, have requested an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Fund will recognize any gain or loss on the transaction, and no shareholder of International Equity will recognize any gain or loss upon receipt of Corresponding Shares of International Value in the Reorganization.

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”). International Value and International Equity have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and International Value intends to continue to so qualify after the Reorganization. The Funds have requested an opinion of counsel to the effect that for Federal income tax purposes: (i) the transfer by International Equity of substantially all of its assets to International Value in exchange solely for shares of International Value as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be deemed to be a “party” to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by International Equity as a result of the transfer of its assets solely in exchange for shares of International Value or on the distribution of the Corresponding Shares of International Value to its shareholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized by International Value on the receipt of assets of International Equity in exchange for shares of International Value; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of International Equity on the receipt of Corresponding Shares of International Value in exchange for their shares of International Equity; (v) in accordance with Section 362(b) of the Code, the tax basis of International Equity’s assets in the hands of International Value will be the same as the tax basis of such assets in the hands of International Equity immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the

Corresponding Shares of International Value received by the shareholders of International Equity in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of International Equity surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the Corresponding Shares of International Value (including fractional shares to which they may be entitled) will be determined by including the period for which such shareholder held shares of International Equity exchanged therefor, provided that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, International Value’s holding period with respect to International Equity’s assets transferred will include the period for which such assets were held by International Equity; and (ix) pursuant to Section 381(a) of the Code and regulations thereunder, International Value will succeed to and take into account certain tax attributes of International Equity, such as earnings and profits, capital loss carryovers and method of accounting.

Under Section 381(a) of the Code, International Value will succeed to and take into account certain tax attributes of International Equity, including, but not limited to, earnings and profits, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to International Value. As of December 31, 2003, both International Equity and International Value had significant net realized capital losses and net unrealized capital gains. After the Reorganization, and subject to certain limitations, shareholders of each Fund may benefit from the ability of the Combined Fund to use capital losses to offset any realized capital gains.

Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Status as a Regulated Investment Company. International Value and International Equity have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code and, after the Reorganization, International Value intends to continue to so qualify.

Capitalization

The following tables set forth as of December 31, 2003: (i) the capitalization of International Value, (ii) the capitalization of International Equity, and (iii) the capitalization of the Pro Forma International Value Combined Fund as adjusted to give effect to the Reorganization assuming the Reorganization was consummated as of that date.

Capitalization of International Value, International Equity and Pro Forma International Value Combined Fund as of December 31, 2003 (unaudited)

International Value

	Class A	Class B	Class C	Class I	Class R
Net Assets:	$47,687,786	$10,953,845	$8,760,865	$560,380,708	$1,165,296
Shares Outstanding:	2,133,504	493,087	396,904	25,034,493	52,265
Net Asset Value Per Share:	$ 22.35	$ 22.21	$ 22.07	$ 22.38	$ 22.30

International Equity

	Class A	Class B	Class C	Class I	Class R
Net Assets:	$141,481,019	$18,984,632	$12,056,540	$100,653,125	*
Shares Outstanding:	16,744,067	2,288,324	1,479,963	11,891,054	*
Net Asset Value Per Share:	$ 8.45	$ 8.30	$ 8.15	$ 8.46	*

Pro Forma International Value Combined Fund

	Class A	Class B	Class C	Class I	Class R
Net Assets:	$189,168,805	$29,938,477	$20,817,405	$661,033,833	$1,165,296
Shares Outstanding:	8,463,224	1,347,680	943,116	29,531,079	52,265
Net Asset Value Per Share:	$ 22.35	$ 22.21	$ 22.07	$ 22.38	$ 22.30

*	International Equity does not offer Class R shares.

INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

The Meeting will be held on Wednesday, July 28, 2004, at the offices of Merrill Lynch Investment Managers, LP, 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m. Eastern time.

Solicitation, Revocation and Use of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of International Equity. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan.

It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

Only holders of record of shares of International Equity at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, the number of shares of International Equity issued, outstanding and entitled to vote was 34,547,380.

Security Ownership of Certain Beneficial Owners and Management of International Value and International Equity

At the Record Date, the Trustees and officers of International Value as a group owned in the aggregate less than 1% of the outstanding shares of International Value and owned in the aggregate less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

To the knowledge of International Value, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of International Value.

At the Record Date, the Trustees and officers of International Equity as a group owned in the aggregate less than 1% of the outstanding shares of International Equity and owned in the aggregate less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

To the knowledge of International Equity, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of International Equity.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of each class of International Equity is entitled to one vote. Approval of the Agreement and Plan by International Equity requires the affirmative vote of the shareholders of International Equity representing a majority of the outstanding shares of International Equity entitled to be voted thereon. All classes of shares of International Equity will vote together as a single class in approving the Agreement and Plan. A vote of the shareholders of International Value is not required.

Shareholders of International Equity are not entitled to appraisal rights in connection with the Reorganization. However, any shareholder of International Equity may redeem his or her respective shares prior to the Reorganization.

A quorum for purposes of the Meeting consists of one-third of the shares of International Equity entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of the shareholders of International Equity is not present or if a quorum is present but sufficient votes to approve or disapprove the Agreement and Plan are not received from the shareholders of International Equity, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of International Equity present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of International Equity’s shareholders.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by International Equity. International Equity will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of International Equity and will reimburse certain persons that the Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of the Fund. See “The Reorganization—Terms of the Agreement and Plan of Reorganization—Expenses.”

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of International Equity. International Equity has retained Georgeson Shareholder, with offices at 17 State Street, New York, New York 10004, to aid in the solicitation of proxies at a cost of approximately $10,000, plus out-of-pocket expenses, which are estimated to be $51,749.

Broker-dealer firms, including Merrill Lynch, holding shares of International Equity in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Such abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto that the Funds have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

Each Fund files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by each Fund can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such materials also can be obtained from the public reference section of the Commission, 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the Commission.

LEGAL PROCEEDINGS

There are no material legal proceedings to which either Fund is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for International Value by Clifford Chance US LLP (“Clifford Chance”), 200 Park Avenue, New York, New York 10166 and for International Equity by Sidley Austin Brown & Wood LLP (“Sidley Austin”), 787 Seventh Avenue, New York, New York 10019. Certain matters of Massachusetts law in connection with the Reorganization will be passed upon for International Value and International Equity by Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110-1726. Certain tax matters in connection with the Reorganization will be passed upon by Sidley Austin, counsel to International Equity and special tax counsel to International Value.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The financial highlights of the Funds, other than the unaudited information, included in this Proxy Statement and Prospectus have been so included with respect to International Value in reliance on the report of Ernst & Young LLP (for the fiscal years ended June 30, 2003, 2002 and 2001) and with respect to International Equity in reliance on the report of Deloitte & Touche LLP, each an independent registered public accounting firm, given on their authority as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 99 Wood Avenue South, Iselin, New Jersey 08830 and the principal business address of Deloitte & Touche LLP is 750 College Road East, Princeton, New Jersey 08540. Ernst & Young LLP will serve as the independent registered public accounting firm for the Combined Fund after the Reorganization.

SHAREHOLDERS’ MEETINGS

Shareholders of each of the Funds are entitled to one vote for each share held and fractional votes for fractional shares held and shareholders of each class are entitled to vote on any matter submitted to a shareholder vote by that class. As Massachusetts business trusts, neither Fund intends to hold meetings of its shareholders in any year unless required under its Declaration of Trust or the Investment Company Act. Neither Fund’s Declaration of Trust requires it to hold an annual meeting of shareholders. Each Fund will be required, however, to call special meetings of its shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or certain distribution arrangements, or of a change in the fundamental policies, objectives or restrictions. Each Fund also would be required to hold a shareholders’ meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The governing documents of each Fund provide that a shareholders’ meeting may be called with respect to the applicable Fund by a majority of the Trustees and shall be called by any Trustee upon the written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights, such request specifying the purpose or purposes for which such meeting is to be called.

SHAREHOLDER PROPOSALS

A shareholder proposal intended to be presented at any subsequent meetings of shareholders of International Equity must be received by International Equity within a reasonable time before the solicitation relating to such meeting is to be made by the Board of International Equity in order to be considered in International Equity’s proxy statement and form of proxy relating to the meeting. The persons named as proxies in any future proxy materials of International Equity may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent meeting of the shareholders of International Equity if written notice of such proposal has not been received by International Equity within a reasonable time before International Equity begins to print and mail the proxy solicitation materials to be used in connection with such meeting. Written proposals with regard to International Equity should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. If the Reorganization is approved, the Meeting will be the last meeting for International Equity’s shareholders.

By Order of the Board of Trustees, PHILLIP S. GILLESPIE Secretary Merrill Lynch International Equity Fund

Exhibit I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of the 18th day of June, 2004, by and between Mercury Funds II, a Massachusetts business trust (“Mercury Funds”), on behalf of Merrill Lynch International Value Fund (“International Value Fund”), a series of Mercury Funds, and Merrill Lynch International Equity Fund, a Massachusetts business trust (“International Equity Fund” and together with International Value Fund, the “Funds”).

PLAN OF REORGANIZATION

The reorganization will comprise (1) the acquisition by International Value Fund of substantially all of the assets, and the assumption by International Value Fund of substantially all of the liabilities, of International Equity Fund in exchange solely for an equal aggregate value of newly issued shares of beneficial interest, with no par value per share, of International Value Fund and (2) the subsequent distribution of Corresponding Shares (defined in the following paragraph) of International Value Fund to International Equity Fund shareholders in exchange for their shares of beneficial interest, with a par value of $.10 per share, of International Equity Fund. The transactions described in this paragraph are collectively referred to as the “Reorganization.” The Boards of Trustees of Mercury Funds and International Equity Fund are referred to collectively herein as the “Boards” or singularly as the “Board” where applicable. The members of a Fund’s Board who are not interested persons of that Fund as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) shall be referred to herein as the “Independent Trustees.” Mercury Funds and International Value Fund are sometimes referred to herein as “International Value Fund.”

In the course of the Reorganization, shares of International Value Fund will be distributed to shareholders of International Equity Fund as follows: (a) holders of Class A, B, C and I shares of International Equity Fund as of the Valuation Time (as defined in Section 3(c) of this Agreement) will be entitled to receive Class A, B, C and I shares, respectively, of International Value Fund (“Corresponding Shares”). The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of International Equity Fund as of the Valuation Time. The aggregate net asset value of the Corresponding Shares of International Value Fund to be received by each shareholder of International Equity Fund will equal the aggregate net asset value of the shares of International Equity Fund owned by such shareholder as of the Valuation Time. In consideration therefor, on the Closing Date (as defined in Section 7 of this Agreement), International Value Fund shall acquire substantially all of the assets of International Equity Fund and assume substantially all of International Equity Fund’s liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, the Board of International Equity Fund shall take or shall cause such officers of International Equity Fund to take such action as may be necessary to terminate International Equity Fund in accordance with International Equity Fund’s Declaration of Trust, as amended, and the laws of the Commonwealth of Massachusetts and to terminate International Equity Fund’s registration under the 1940 Act.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Mercury Funds, International Value Fund and International Equity Fund hereby agree as follows:

1.	Representations and Warranties of International Equity Fund.

International Equity Fund represents and warrants to, and agrees with Mercury Funds that:

(a) International Equity Fund is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets, to transfer the assets and liabilities of International Equity Fund to Mercury Funds and to carry out this Agreement. International Equity Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

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(b) International Equity Fund is duly registered under the 1940 Act, as an open-end management investment company (File No. 811-6521), and such registration has not been revoked or rescinded and is in full force and effect. International Equity Fund has elected and qualified at all times since its inception for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code and intends to continue to so qualify through its taxable year ending on the Closing Date.

(c) As used in this Agreement, the term “International Equity Fund Investments” shall mean (i) the investments of International Equity Fund shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to International Value Fund pursuant to Section 9(b); and (ii) all other assets owned by International Equity Fund or liabilities incurred by International Equity Fund existing as of the Valuation Time.

(d) International Equity has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) International Value Fund has been furnished with a statement of assets and liabilities and a schedule of investments of International Equity Fund, each as of May 31, 2003, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. International Value Fund also has been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of International Equity Fund, each as of November 30, 2003, and said financial statements fairly present the financial position of International Equity Fund as of such date in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis. An unaudited statement of assets and liabilities of International Equity Fund and an unaudited schedule of investments of International Equity Fund, each as of the Valuation Time, will be furnished to Mercury Funds at or prior to the Closing Date for the purpose of determining the number of shares of International Value Fund to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of International Equity Fund as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(f) International Value Fund has been furnished with International Equity Fund’s Annual Report to Shareholders for the year ended May 31, 2003, and its Semi-Annual Report for the six months ended November 30, 2003. The financial statements appearing in such reports fairly present the financial position of International Equity Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(g) International Value Fund has been furnished with the prospectus, dated September 22, 2003, as supplemented on January 13, 2004, May 26, 2004 and June 10, 2004 and the statement of additional information of International Equity Fund, dated September 22, 2003, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of International Equity Fund, threatened against it which assert liability on the part of International Equity Fund, which materially affect its financial condition or its ability to consummate the Reorganization. International Equity Fund is neither charged with nor, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which International Equity Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (o) below) or will not otherwise be disclosed to Mercury Funds prior to the Valuation Time.

(j) International Equity Fund is not a party to or obligated under any provision of its Declaration of Trust, as amended, restated and supplemented, or its by-laws, as amended or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

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(k) International Equity Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, International Equity Fund will advise Mercury Funds in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to International Equity Fund.

(l) International Equity Fund has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of International Equity Fund have been adequately provided for on its books, and no tax deficiency or liability of International Equity Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) At both the Valuation Time and the Closing Date, International Equity Fund will have full right, power and authority to sell, assign, transfer and deliver the International Equity Fund Investments. At the Closing Date, subject only to the delivery of the International Equity Fund Investments as contemplated by this Agreement, International Equity Fund will have good and marketable title to all of the International Equity Fund Investments, and International Value Fund will acquire all of the International Equity Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the International Equity Fund Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by International Equity Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(o) The registration statement filed by Mercury Funds on Form N-14 relating to the shares of International Value Fund to be issued pursuant to this Agreement, which includes the proxy statement of International Equity Fund and the prospectus and statement of additional information of International Value Fund (together, the “Proxy Statement and Prospectus”) with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, collectively the “N-14 Registration Statement”), on its effective date, at the time of the shareholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to International Equity Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by International Equity Fund for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(p) International Equity Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class I shares of beneficial interest; each issued and outstanding share is fully paid and nonassessable and has full voting rights.

(q) The books and records of International Equity Fund made available to Mercury Funds and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of International Equity Fund.

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(r) International Equity Fund will not sell or otherwise dispose of any of the Corresponding Shares of International Value Fund to be received in the Reorganization, except in distribution to its shareholders as provided herein.

(s) International Equity Fund has no plan or intention to sell or otherwise dispose of its assets to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

(t) At or prior to the Closing Date, International Equity Fund will have obtained any and all regulatory, Board, shareholder and other approvals necessary to effect the Reorganization as set forth herein.

2.	Representations and Warranties of Mercury Funds.

Mercury Funds represents and warrants to, and agrees with, International Equity Fund that:

(a) Mercury Funds is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. Mercury Funds has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Mercury Funds is duly registered under the 1940 Act as an open-end management investment company (File No. 811-4182), and such registration has not been revoked or rescinded and is in full force and effect. Mercury Funds has elected and qualified International Value Fund for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify International Value Fund until consummation of the Reorganization and thereafter.

(c) Mercury Funds has full power and authority to enter into and perform its obligations under this Agreement. Shareholders of Mercury Funds are not required to approve the Reorganization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) International Equity Fund has been furnished with a statement of assets and liabilities and a schedule of investments of International Value Fund, each as of June 30, 2003, said financial statements having been audited by Ernst & Young LLP, independent auditors. International Equity Fund also has been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of International Value Fund, each as of December 31, 2003, and said financial statements fairly present the financial position of International Value Fund as of such date in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis. An unaudited statement of assets and liabilities of International Value Fund and an unaudited schedule of investments of International Value Fund, each as of the Valuation Time, will be furnished to International Equity Fund at or prior to the Closing Date for the purpose of determining the number of shares of International Value Fund to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of International Value Fund as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(e) International Equity Fund has been furnished with Mercury Funds’ Annual Report to Shareholders for the year ended June 30, 2003, and its Semi-Annual Report for the six months ended December 31, 2003 and the financial statements appearing therein fairly present the financial position of Mercury Funds and International Value Fund as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(f) International Equity Fund has been furnished with the prospectus of International Value Fund, dated October 24, 2003, as supplemented on June 10, 2004, and the statement of additional information of International Value Fund dated October 24, 2003, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Mercury Funds, threatened against it or International Value Fund which assert liability on the part of Mercury Funds or International Value Fund or which materially affect its financial condition or its ability to consummate the Reorganization. Neither Mercury Funds nor International Value Fund is charged with nor, to the best of the knowledge of Mercury Funds, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

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(h) There are no material contracts outstanding relating to International Value Fund to which Mercury Funds is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to International Equity Fund prior to the Valuation Time.

(i) Mercury Funds is not a party to or obligated under any provision of its Declaration of Trust, as amended, restated and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(j) International Value Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report and those incurred in connection with the Reorganization. As of the Valuation Time, Mercury Funds will advise International Equity Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Mercury Funds of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The N-14 Registration Statement, on its effective date, at the time of the shareholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to International Value Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by International Value Fund for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(m) Mercury Funds is authorized to issue an unlimited number of full and fractional shares of beneficial interest, without par value, and to establish and designate separate portfolios or funds, of which International Value Fund is one. International Value Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, without par value, divided into five classes, designated Class A, Class B, Class C, Class I and Class R shares of beneficial interest; each issued and outstanding share is fully paid and nonassessable and has full voting rights.

(n) The International Value Fund shares to be issued to International Equity Fund and distributed to shareholders of International Equity Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of International Value Fund will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Closing Date, the International Value Fund shares to be issued to International Equity Fund and distributed to shareholders of International Equity Fund on the Closing Date will be duly qualified for offer and sale to the public in all states of the United States in which the sale of shares of International Equity Fund presently are qualified, and there shall be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

     (p) The books and records of International Value Fund made available to International Equity Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of International Value Fund.

     (q) At or prior to the Closing Date, International Value Fund will have obtained any and all regulatory, Board and other approvals, necessary to issue the Corresponding Shares of International Value Fund to International Equity Fund for distribution to the shareholders of International Equity Fund.

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3.	The Reorganization.

(a) Subject to receiving the requisite approval of the shareholders of International Equity Fund, and to the other terms and conditions contained herein, International Equity Fund agrees to convey, transfer and deliver to International Value Fund, and International Value Fund agrees to acquire from International Equity Fund, on the Closing Date all of the International Equity Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of International Equity Fund, in exchange solely for that number of shares of International Value Fund calculated in accordance with Section 4 of this Agreement. Pursuant to this Agreement, on the Closing Date or as soon as practicable thereafter, International Equity Fund will distribute all Corresponding Shares of International Value Fund received by it to its shareholders in exchange for their corresponding shares of International Equity Fund. Such distribution shall be accomplished by the opening of shareholder accounts on the share ledger records of International Value Fund in the amounts due the shareholders of International Equity Fund based on their respective holdings in International Equity Fund as of the Valuation Time.

(b) International Equity Fund will pay or cause to be paid to International Value Fund any interest or dividends it receives on or after the Closing Date with respect to the International Equity Fund Investments transferred to International Value Fund hereunder.

(c) The Valuation Time shall be 4:00 p.m. New York time, on August 20, 2004, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) International Value Fund will acquire substantially all of the assets of, and will assume all of the known liabilities of, International Equity Fund. The known liabilities of International Equity Fund as of the Valuation Time shall be confirmed in writing to International Value Fund by International Equity Fund pursuant to Section 1(k) of this Agreement.

(e) Following the distribution referred to in subparagraph 3(a) above, International Equity Fund will be terminated by filing a Certificate of Termination, together with any required tax or other reports, with the Office of the Secretary of the Commonwealth of Massachusetts (“Massachusetts Secretary of the Commonwealth”) and will terminate its registration under the 1940 Act by filing a Form N-8F application for an order under Section 8(f) of the 1940 Act.

4.	Issuance and Valuation of International Value Fund Shares in the Reorganization.

Full shares of International Value Fund, and to the extent necessary, any fractional shares of International Value Fund, of an aggregate net asset value equal to the value of the assets of International Equity Fund acquired, determined as hereinafter provided, reduced by the amount of liabilities of International Equity Fund assumed by International Value Fund, shall be issued by International Value Fund in exchange for such assets of International Equity Fund. The net asset value of International Equity Fund and International Value Fund shall be determined as of the Valuation Time in accordance with the procedures described in the prospectus of International Value Fund dated October 24, 2003. Such valuation and determination shall be made by International Value Fund in cooperation with International Equity Fund. International Value Fund shall issue its Class A, Class B, Class C and Class I shares to International Equity Fund by the opening of a shareholder account (one in respect of each Class) on the share ledger records of International Value Fund registered in the name of International Equity Fund. International Equity Fund shall distribute Corresponding Shares of International Value Fund to its shareholders by indicating the registration of such shares in the name of International Equity Fund’s shareholders in the amounts due such shareholders based on their respective holdings in International Equity Fund as of the Valuation Time.

5.	Payment of Expenses.

(a) The expenses of the Reorganization that are directly attributable to International Equity Fund will be deducted from the assets of International Equity Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of shareholders of International Equity Fund to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses related to the printing of the Proxy Statement and Prospectus and of the Reorganization Statement of Additional Information. The expenses of the Reorganization that are directly attributable to International Equity Fund will be borne by International Equity Fund. The expenses directly attributable to International Value Fund are expected to include the expenses incurred

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in printing sufficient copies of International Value Fund’s prospectus and Annual Report that will accompany the mailing of the Proxy Statement and Prospectus. The expenses of the Reorganization that are directly attributable to International Value Fund will be borne by Fund Asset Management, L.P. (“FAM”). Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, legal, transfer agent and audit fees, will be borne equally by International Equity Fund and FAM (since FAM has agreed to bear all Reorganization expenses attributable to International Value Fund).

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.	Covenants of the Funds.

(a) International Equity Fund agrees to call a special meeting of its shareholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the approval of this Agreement, and it shall be a condition to the obligations of International Value Fund and International Equity Fund that the holders of a majority of the outstanding shares of International Equity Fund entitled to vote thereon, shall have approved this Agreement at such special meeting at or prior to the Valuation Time.

(b) Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Closing Date.

(c) (i) International Equity Fund agrees that following the Closing Date it will terminate in accordance with the laws of the Commonwealth of Massachusetts and any other applicable law, and (ii) International Equity Fund will not make any distributions of any Corresponding Shares of International Value Fund other than to its shareholders and without first paying or adequately providing for the payment of all of its liabilities not assumed by International Value Fund, if any, and on and after the Closing Date shall not conduct any business except in connection with its dissolution.

(d) International Value Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. International Equity Fund and International Value Fund agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e) International Equity Fund and International Value Fund each agree that by the Closing Date all of their Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, International Value Fund and International Equity Fund agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. International Value Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of International Equity Fund for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, International Equity Fund shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by or with respect to it with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, International Equity Fund shall bear any expenses incurred by it (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date to the extent that International Equity Fund accrued such expenses in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

(f) International Equity Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with applicable notice requirements, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

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(g) Following the consummation of the Reorganization, International Value Fund expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.

(h) International Value Fund agrees to comply with the record keeping requirements of Rule 17a-8(a)(5) under the 1940 Act after the Reorganization.

7.	Closing Date.

(a) Delivery of the assets of International Equity Fund to be transferred, together with any other International Equity Fund Investments, and the Corresponding Shares of International Value Fund to be issued to International Equity Fund, shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by International Equity Fund and International Value Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any International Equity Fund Investments, for any reason, are not transferable on the Closing Date, International Equity Fund shall cause such International Equity Fund Investments to be transferred to International Value Fund’s account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

(b) International Equity Fund will deliver to International Value Fund on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the International Equity Fund Investments delivered to International Value Fund hereunder.

(c) As soon as practicable after the close of business on the Closing Date, International Equity Fund shall deliver to International Value Fund a list of the names and addresses of all of the shareholders of record of International Equity Fund on the Closing Date and the number of shares of beneficial interest of International Equity Fund owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for International Equity Fund or by its President.

8.	Conditions of International Equity Fund.

The obligations of International Equity Fund hereunder shall be subject to the following conditions:

(a)(i) That this Agreement shall have been adopted and the Reorganization shall have been approved by (A) the Board of Trustees of Mercury Funds by the vote required under the Mercury Funds Declaration of Trust, as amended, supplemented and restated, and the by-laws, as amended and restated (“Mercury Funds Charter Documents”), the 1940 Act and applicable Massachusetts law; and (B) the vote of a majority of the Independent Trustees of Mercury Funds; (ii) that the Board of Mercury Funds, including the Independent Trustees, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the shareholders of Mercury Funds and (B) the interests of Mercury Funds’ existing shareholders will not be diluted as a result of the transactions contemplated by this Agreement; (iii) that this Agreement shall have been adopted, and the Reorganization shall have been approved by (A) the affirmative vote of two-thirds of the Trustees of International Equity Fund and (B) the vote of a majority of the Independent Trustees of International Equity Fund; (iv) that the Board of International Equity Fund, including the Independent Trustees, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the shareholders of International Equity Fund and (B) the interests of International Equity Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by this Agreement; (v) that this Agreement shall have been adopted, and the Reorganization shall have been approved by the affirmative vote of the holders of a majority of the shares of beneficial interest of International Equity Fund issued and outstanding and entitled to vote thereon, voting together as a single class; and (vi) that International Value Fund shall have delivered to International Equity Fund a copy of the resolution approving this Agreement adopted by International Value Fund’s Board, certified by the Secretary of International Value Fund.

(b) That International Value Fund shall have furnished to International Equity Fund a statement of International Value Fund’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on International Value Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by International Value Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of International Value Fund since the date of International Value Fund’s most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

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(c) That International Value Fund shall have furnished to International Equity Fund a certificate signed by International Value Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of International Value Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that International Value Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That International Equity Fund shall have received an opinion of Clifford Chance US LLP, as counsel to International Value Fund, in form and substance satisfactory to International Equity Fund and dated the Closing Date, to the effect that (i) this Agreement represents a valid and binding contract of International Value Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (ii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of any agreement (known to such counsel) to which International Value Fund is a party or by which International Value Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (iii) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court or governmental authority is required for the consummation by International Value Fund of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iv) the N-14 Registration Statement has been declared effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, as of its effective date, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom as to which such counsel need express no opinion); (v) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (vi) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents relating to International Value Fund related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vii) International Value Fund, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on International Value Fund or its shareholders; (viii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against International Value Fund, the unfavorable outcome of which would materially and adversely affect International Value Fund; and (ix) such opinion is solely for the benefit of International Equity Fund and its Trustees and officers. In giving the opinion set forth above, Clifford Chance US LLP may state that they are relying on certificates of officers of International Value Fund and FAM with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing and qualification to do business as a foreign corporation of International Value Fund and on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

(f) That International Equity Fund shall have received an opinion of Bingham McCutchen LLP, as special Massachusetts counsel to Mercury Funds and International Equity Fund, in form satisfactory to International Equity Fund and dated the Closing Date, to the effect that (i) each of Mercury Funds and International Equity Fund is a trust with transferable shares of beneficial interest, validly existing in conformity with the laws of the Commonwealth of Massachusetts and duly authorized to transact business in the Commonwealth of Massachusetts; (ii) the Corresponding Shares of International Value Fund to be delivered to the shareholders of International Equity Fund as provided for by this Agreement are duly authorized and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and outstanding and fully paid and nonassessable by Mercury Funds (except that, as set forth in the “Comparison of the Funds — Shareholders Rights” section in the N-14 Registration Statement, shareholders of International Value

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Fund may under certain circumstances be held personally liable for its obligations), and no shareholder of International Value Fund has any preemptive right to subscription or purchase in respect thereof (pursuant to the Mercury Funds Charter Documents, or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement, to the extent Massachusetts law applies, has been duly authorized and executed by each of Mercury Funds and International Equity Fund; (iv) to the extent that Massachusetts law applies, the execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by each of Mercury Funds and International Equity Fund; (v) the execution and delivery of this Agreement by each of Mercury Funds and International Equity Fund and the consummation of the transactions contemplated hereby in accordance with the terms of this Agreement do not violate the applicable Declaration of Trust, as amended, or by-laws of Mercury Funds and International Equity Fund, as amended, or, to the best of such counsel’s knowledge, Massachusetts law; and (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any Massachusetts state court or governmental authority is required under Massachusetts law for the consummation by each of Mercury Funds and International Equity Fund of the Reorganization in accordance with the terms of this Agreement, except (a) a filing with the Secretary of the Commonwealth of Massachusetts to terminate International Equity Fund as a Massachusetts business trust, and (b) such as may be required under Massachusetts state securities laws about which such counsel need not express an opinion. Such opinion is solely for the benefit of Mercury Funds and International Equity Fund and their respective Trustees and officers. In giving the opinion set forth above, Bingham McCutchen LLP may state that it is relying on certificates of officers of FAM, Merrill Lynch Investment Managers LP (“MLIM”), Financial Data Services, Inc. (“FDS”) and of Mercury Funds and International Equity Fund with regard to matters of fact and certain certificates and written statements of government officials with respect to the valid existence and good standing of each of Mercury Funds and International Equity Fund.

(g) That International Equity Fund shall have received a letter from Clifford Chance US LLP, as counsel to International Value Fund, in form and substance satisfactory to International Equity Fund and dated the Closing Date, to the effect that (i) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that caused them to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to International Value Fund required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to International Value Fund necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to International Value Fund or International Equity Fund contained or incorporated by reference in the N-14 Registration Statement; and (iii) such letter is solely for the benefit of the Trustees and officers of International Equity Fund. In giving the letter set forth above, Clifford Chance US LLP may state that they are relying on certificates of officers of International Value Fund and FAM with regard to matters of fact.

(h) That International Equity Fund shall have received an opinion of Sidley Austin Brown & Wood LLP, special tax counsel to International Value Fund, to the effect that for Federal income tax purposes (i) the transfer by International Equity Fund of substantially all of the International Equity Fund Investments to International Value Fund in exchange solely for shares of International Value Fund as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and each of International Equity Fund and International Value Fund will be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by International Equity Fund as a result of the transfer of its assets solely in exchange for shares of International Value Fund or on the distribution of these shares to its shareholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized by International Value Fund on the receipt of the assets of International Equity Fund in exchange for International Value Fund shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of International Equity Fund on the receipt of Corresponding Shares of International Value Fund in exchange for such shareholders’ shares of International Equity Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of International Equity Fund’s assets in the hands of International Value Fund will be the same as the tax basis of such assets in the hands of International Equity Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of International Value Fund received by the shareholders of International

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Equity Fund in the Reorganization (including fractional shares to which they may be entitled) will be equal, in the aggregate, to the tax basis of the shares of International Equity Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the Corresponding Shares of International Value Fund (including fractional shares to which he/she may be entitled) will be determined by including the period for which such shareholder held the shares of International Equity Fund exchanged therefor, provided, that such International Equity Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, International Value Fund’s holding period with respect to International Equity Fund’s assets transferred will include the period for which such assets were held by International Equity Fund; (ix) the taxable year of International Equity Fund will end on the Closing Date and pursuant to Section 381(a) of the Code and regulations thereunder, International Value Fund will succeed to and take into account certain tax attributes of International Equity Fund, such as earnings and profits, capital loss carryovers and method of accounting.

(i) That all proceedings taken by International Value Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to International Equity Fund and its counsel.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Mercury Funds or International Equity Fund, be contemplated by the Commission.

(k) That International Equity Fund shall have received from Ernst & Young LLP a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to International Equity Fund, to the effect that (i) they are independent auditors with respect to International Value Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the audited financial statements of International Value Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by International Equity Fund and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of International Value Fund included in the N-14 Registration Statement, and inquiries of certain officials of International Value Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by International Equity Fund and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America), the information relating to International Value Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of International Value Fund or from schedules prepared by officials of International Value Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to International Equity Fund under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of International Value Fund or would prohibit the Reorganization with respect to International Value Fund.

(m) That International Equity Fund shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to International Equity Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

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9.	International Value Fund Conditions.

The obligations of International Value Fund hereunder shall be subject to the following conditions:

(a)(i) That this Agreement shall have been adopted and the Reorganization shall have been approved by (A) the Board of Trustees of Mercury Funds by the vote required under the Mercury Funds Charter Documents, the 1940 Act and applicable Massachusetts law; and (B) the vote of a majority of the Independent Trustees of Mercury Funds; (ii) that the Board of Mercury Funds, including the Independent Trustees, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the shareholders of Mercury Funds and (B) the interests of Mercury Funds’ existing shareholders will not be diluted as a result of the transactions contemplated by this Agreement; (iii) that this Agreement shall have been adopted, and the Reorganization shall have been approved by (A) the affirmative vote of two-thirds of the Trustees of International Equity Fund and (B) the vote of a majority of the Independent Trustees of International Equity Fund; (iv) that the Board of International Equity Fund, including the Independent Trustees, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the shareholders of International Equity Fund and (B) the interests of International Equity Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by this Agreement; (v) that this Agreement shall have been adopted, and the Reorganization shall have been approved by the affirmative vote of the holders of a majority of the shares of beneficial interest of International Equity Fund issued and outstanding and entitled to vote thereon, voting together as a single class; and (vi) that International Equity Fund shall have delivered to International Value Fund a copy of the resolution approving this Agreement adopted by International Equity Fund’s Board, and a certificate setting forth the vote that International Equity Fund’s shareholders obtained, each certified by the Secretary of International Equity Fund.

(b) That International Equity Fund shall have furnished to International Value Fund a statement of its assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on International Equity Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by International Equity Fund’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of International Equity Fund since the date of International Equity Fund’s most recent annual or semi-annual report to shareholders, as applicable, other than changes in the International Equity Fund Investments since the date of such report or changes in the market value of the International Equity Fund Investments.

(c) That International Equity Fund shall have furnished to International Value Fund a certificate signed by International Equity Fund’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of International Equity Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and International Equity Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That International Value Fund shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to International Equity Fund, in form and substance satisfactory to International Value Fund and dated the Closing Date, with respect to the matters specified in Section 8(e) of this Agreement relating to International Equity Fund and such other matters as International Value Fund reasonably may deem necessary or desirable.

(f) That International Value Fund shall have received an opinion of Bingham McCutchen LLP, as special Massachusetts counsel to Mercury Funds and International Equity Fund, in form and substance satisfactory to Mercury Funds and dated the Closing Date, with respect to the matters specified in Section 8(f) of this Agreement and such other matters as International Value Fund reasonably may deem necessary or desirable.

(g) That International Value Fund shall have received a letter from Sidley Austin Brown & Wood LLP, as counsel to International Equity Fund, in form and substance satisfactory to International Value Fund and dated the Closing Date, with respect to the matters specified in Section 8(g) of this Agreement relating to International Equity Fund and such other matters as International Value Fund reasonably may deem necessary or desirable.

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(h) That International Value Fund shall have received an opinion of Sidley Austin Brown & Wood LLP, tax counsel to International Equity Fund, with respect to the matters specified in Section 8(h) of this Agreement.

(i) That International Value Fund shall have received from Deloitte & Touche LLP a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to International Value Fund, to the effect that (i) they are independent public accountants with respect to International Equity Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of International Equity Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by International Value Fund and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of International Equity Fund included in the N-14 Registration Statement, and inquiries of certain officials of International Equity Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by International Value Fund and International Equity Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to International Equity Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of International Equity Fund or from schedules prepared by officials of International Equity Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the assets to be transferred to International Value Fund shall not include any assets or liabilities which International Value Fund by reason of charter limitations, investment policies or otherwise may not properly acquire or assume.

(k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of International Equity Fund or Mercury Funds, be contemplated by the Commission.

(l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to International Value Fund under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of International Equity Fund or would prohibit the Reorganization with respect to International Equity Fund.

(m) That International Value Fund shall have received from the Commission such orders or interpretations as Clifford Chance US LLP, as counsel to International Value Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization with respect to International Equity Fund, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(n) That all proceedings taken by International Equity Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to International Value Fund.

(o) That prior to the Closing Date, International Equity Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

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10.	Termination, Postponement, Amendment and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of International Equity Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of International Value Fund and International Equity Fund; (ii) by the Board of International Equity Fund if any condition of International Equity Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of International Value Fund if any condition of International Value Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by March 31, 2005, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of International Value Fund and International Equity Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, this Agreement shall become void and have no further effect, and there shall not be any liability on the part of either International Value Fund and International Equity Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the applicable Fund, on behalf of which such action is taken. In addition, the Board of Trustees of each Fund has delegated to its investment adviser, MLIM or FAM, as applicable, the ability to make non-material changes to the transaction contemplated hereby if MLIM or FAM, as applicable, deems it to be in the best interests of the Fund to do so.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement relating to International Value Fund and International Equity Fund shall expire and terminate on the Closing Date and neither International Value Fund, International Equity Fund nor any of their officers, directors or trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, director or trustee, agent or shareholder so acts or to its shareholders, to which that officer, director or trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of International Value Fund and International Equity Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of International Equity Fund unless such terms and conditions shall result in a change in the method of computing the number of shares of International Value Fund to be issued to International Equity Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of International Equity Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless International Equity Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

(g) Prior to shareholder approval of the Reorganization, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, by a written instrument executed by the Funds or, in the case of a waiver, by the Fund waiving compliance. After shareholder approval of the Reorganization, this Agreement may be modified and any terms or conditions waived only as provided in (d) above.

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11.	Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), International Value Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH INTERNATIONAL VALUE FUND, A SERIES OF MERCURY FUNDS II (OR ITS STATUTORY SUCCESSOR) (THE “FUND”) OR ITS PRINCIPAL UNDERWRITER UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (2) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to International Value Fund’s transfer agent with respect to such shares. International Equity Fund will provide International Value Fund on the Closing Date with the name of any shareholder who is, to the knowledge of International Equity Fund, an affiliate of International Equity Fund on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) Copies of the Declaration of Trust, as amended, restated and supplemented, as applicable, of each of Mercury Funds and International Equity Fund are on file with the Massachusetts Secretary of the Commonwealth and notice is hereby given that this instrument is executed on behalf of the members of the Board of each of Mercury Funds and International Equity Fund. Mercury Funds and International Equity Fund acknowledge that the obligations arising out of these instruments are not binding upon the trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets of and property of Mercury Funds and International Equity Fund. International Equity Fund further acknowledges that the assets and liabilities of each series of Mercury Funds are separate and distinct and that the obligations of or arising out of Mercury Funds’ Declaration of Trust, as amended and restated, are binding solely upon the assets or property of International Value Fund, on whose behalf Mercury Funds has executed this Agreement.

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This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERCURY FUNDS II, ON BEHALF OF MERRILL LYNCH INTERNATIONAL VALUE FUND

	By:	/s/ DONALD C. BURKE Donald C. Burke Vice President and Treasurer

Attest:
/s/ PHILLIP S. GILLESPIE Phillip S. Gillespie Secretary

MERRILL LYNCH INTERNATIONAL EQUITY FUND

	By:	/s/ DONALD C. BURKE Donald C. Burke Vice President and Treasurer

Attest:
/s/ PHILLIP S. GILLESPIE Phillip S. Gillespie Secretary

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Exhibit II

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS OF SHARES OF INTERNATIONAL VALUE AND INTERNATIONAL EQUITY

     The following tables provide information about the persons or entities who, to the knowledge of the relevant Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of
June 4, 2004;

International Value

Name and Address*	Percentage of Class	Percentage of Fund
FRONTIER TRUST COMPANY, FSB† TTEE FBO MID-DELTA HEALTH SYSTEMS, INC 401(K)	12.51% of Class R	0.09% of Fund

MERRILL LYNCH TRUST CO., FSB† TTEE FBO COBE CARDIOVASCULAR 401(K) PL	9.95% of Class A	0.60% of Fund

FRONTIER TRUST COMPANY, FSB† TTEE FBO SHOOK & FLETCHER INSULATION CO EMPLOYEE’S PROFIT SHARING PLAN	8.46% of Class R	0.06% of Fund

MERRILL LYNCH TRUST CO., FSB† TTEE FBO DUPONT SAVINGS AND INVESTMENT	8.18% of Class I	7.07% of Fund

BENEKE WIRE CO 401(K) PLAN†	8.16% of Class R	0.06% of Fund

FRONTIER TRUST COMPANY, FSB† TTEE FSB ONCOLOGY ASSOC OF CEDAR RAPIDS	5.62% of Class R	0.04% of Fund

*	Unless otherwise indicated, the address for each shareholder listed above is: 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
†	Merrill Lynch Trust Company or other persons or entities are the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

International Equity

Name and Address*	Percentage of Class	Percentage of Fund
MLIM PORTFOLIO 2014† FINANCE AUTHORITY OF MAINE	12.20% of Class A	6.31% of Fund

MLIM EQUITY PORTFOLIO† FINANCE AUTHORITY OF MAINE	9.59% of Class A	4.97% of Fund

NEXTGEN 100 EQUITY PORTFOLIO† MAINE COLLEGE SAVINGS PLAN FINANCE AUTHORITY OF MAINE	9.33% of Class A	4.83% of Fund

MLIM 75% EQUITY† FINANCE AUTHORITY OF MAINE	6.84% of Class A	3.54% of Fund

*	Unless otherwise indicated, the address for each shareholder listed above is: 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
†	Merrill Lynch Trust Company or other persons or entities are the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

II-1

STATEMENT OF ADDITIONAL INFORMATION

MERRILL LYNCH INTERNATIONAL VALUE FUND P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus of Merrill Lynch International Equity Fund (“International Equity”), and Merrill Lynch International Value Fund (“International Value”), a series of Mercury Funds II (“Mercury Funds”) dated June 21, 2004 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling International Value at 1-800-995-6526, or by writing to International Value at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about International Value is contained in the Statement of Additional Information of International Value, dated October 24, 2003 (the “International Value Statement”), which is incorporated by reference into and accompanies this Statement of Additional Information.

Further information on Merrill Lynch International Equity Fund (“International Equity”) is contained in its Statement of Additional Information, dated September 22, 2003, which is incorporated by reference into this Statement of Additional Information.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the prospectus relating to International Value, the International Value Statement, the prospectus of International Equity, the statement of additional information relating to International Equity, other material incorporated by reference and other information regarding International Value and International Equity.

The date of this Statement of Additional Information is June 21, 2004

TABLE OF CONTENTS

General Information	SAI-2
Financial Statements	SAI-2
Introduction	F-1
Pro Forma Condensed Combined Schedule of Investments (unaudited)	F-2
Pro Forma Condensed Combined Statement of Assets and Liabilities (unaudited)	F-11
Pro Forma Condensed Combined Statement of Operations (unaudited)	F-13
Notes to Pro Forma Condensed Combined Financial Statements (unaudited)	F-14

GENERAL INFORMATION

Shareholders of International Equity are being asked to approve the acquisition by International Value of substantially all of the assets, and the assumption of substantially all of the liabilities, of International Equity in exchange solely for an equal aggregate value of newly issued shares of beneficial interest, with no par value, of International Value and the subsequent distribution of Corresponding Shares (defined below) of International Value to International Equity shareholders in proportion to such shareholders’ interest in International Equity. Thereafter, International Equity will terminate as a matter of state law and deregister as an investment company. The transaction described in this paragraph is referred to herein as the “Reorganization.”

Generally, the assets transferred by International Equity to International Value will equal all investments of International Equity held in its portfolio after the close of business on the New York Stock Exchange on the business day prior to the date the Reorganization takes place (“Valuation Time”) and all other assets of International Equity as of such time.

Shares of International Value will be distributed to shareholders of International Equity as follows: holders of Class A, Class B, Class C and Class I shares of International Equity who own such shares as of the Valuation Time will be entitled to receive Class A, Class B, Class C and Class I shares, respectively, of International Value (“Corresponding Shares”). The aggregate net asset value of the Corresponding Shares of International Value to be received by each shareholder of International Equity will equal the aggregate net asset value of the shares of International Equity owned by such shareholder as of the Valuation Time.

A special meeting of the shareholders of International Equity will be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, July 28, 2004 at 9:00 a.m. Eastern time to consider the Reorganization.

For detailed information about the Reorganization, shareholders of International Equity should refer to the Proxy Statement and Prospectus. For further information about International Value, shareholders should refer to the International Value Statement, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

Pro forma financial statements reflecting consummation of the Reorganization are included herein.

International Value

Audited financial statements and accompanying notes for the fiscal year ended June 30, 2003 and the independent registered public accounting firm’s report thereon, dated August 13, 2003, of International Value are incorporated herein by reference from International Value’s Annual Report, which accompanies this Statement of Additional Information. Unaudited financial statements and accompanying notes of International Value for the six months ended December 31, 2003 are incorporated herein by reference from International Value’s Semi-Annual Report, which accompanies this Statement of Additional Information.

International Equity

Audited financial statements and accompanying notes for the fiscal year ended May 31, 2003 and the independent registered public accounting firm’s report thereon, dated July 8, 2003, of International Equity are incorporated herein by reference from International Equity’s Annual Report, which is available on request. Unaudited financial statements and accompanying notes of International Equity for the six months ended November 30, 2003 are incorporated herein by reference from International Equity’s Semi-Annual Report, which is available on request.

SAI-2

INTRODUCTION

The following unaudited pro forma condensed combined schedules and financial statements have been derived from the schedules and financial statements of the respective Funds and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at December 31, 2003. The Pro Forma Condensed Combined Schedule of Investments and the Pro Forma Condensed Combined Statement of Assets and Liabilities have been adjusted to give effect to the Reorganization as if the Reorganization had occurred at December 31, 2003. The Pro Forma Condensed Combined Statement of Operations is for the twelve-months ended December 31, 2003 and has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at January 1, 2003. The unaudited pro forma condensed combined schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at December 31, 2003. The unaudited pro forma condensed combined schedules and financial statements should be read in conjunction with the financial statements and related notes of International Value included in its Annual Report to Shareholders for the fiscal year ended June 30, 2003 and its Semi-Annual Report to Shareholders for the six months ended December 31, 2003, which are incorporated herein by reference, and the financial statements and related notes of International Equity included in its Annual Report to Shareholders for the fiscal year ended May 31, 2003 and its Semi-Annual Report to Shareholders for the six months ended November 30, 2003, which are incorporated herein by reference.

F-1

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH INTERNATIONAL VALUE FUND AND MERRILL LYNCH INTERNATIONAL EQUITY FUND As of December 31, 2003 (Unaudited)

		Shares Held				Value (in U.S. dollars)
Country	Industry††	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Common Stocks	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Percent of Net Assets

Australia	Beverages	—	363,500	363,500	Foster’s Brewing Group Limited	$ —	$ 1,232,456	$ 1,232,456	0.1%

	Commercial Banks	711,000	84,584	795,584	Australia and New Zealand Banking Group Ltd.	9,471,229	1,126,743	10,597,972	1.2
		—	43,105	43,105	Commonwealth Bank of Australia		956,461	956,461	0.1
		—	170,100	170,100	Westpac Banking Corporation Limited	—	2,049,308	2,049,308	0.2

						9,471,229	4,132,512	13,603,741	1.5

	Commercial Services & Supplies	—	148,145	148,145	Brambles Industries Limited	—	589,353	589,353	0.1

	Oil & Gas	2,918,000	—	2,918,000	Santos Limited	15,104,157	—	15,104,157	1.7

					Total Common Stocks in Australia	24,575,386	5,954,321	30,529,707	3.4

Canada	Aerospace & Defense	—	229,859	229,859	Bombardier Inc. ‘B’	—	972,976	972,976	0.1

	Commercial Banks	—	62,639	62,639	Royal Bank of Canada	—	2,995,620	2,995,620	0.3

	Diversified Financial Services	—	60,456	60,456	Power Financial Corporation	—	2,317,188	2,317,188	0.3

	Food & Staples Retailing	—	66,648	66,648	†Shoppers Drug Mart Corporation	—	1,546,223	1,546,223	0.2

	Oil & Gas	—	24,500	24,500	EnCana Corporation	—	966,280	966,280	0.1
		—	34,447	34,447	Suncor Energy, Inc.	—	866,340	866,340	0.1

						—	1,832,620	1,832,620	0.2

					Total Investments in Canada	—	9,664,627	9,664,627	1.1

Finland	Communications Equipment	—	173,060	173,060	Nokia Oyj (Series A)	—	2,992,747	2,992,747	0.3

	Manufacturing	—	10,958	10,958	Kone Corporation ‘B’	—	628,896	628,896	0.1

	Paper & Forest Products	—	99,390	99,390	UPM-Kymmene Oyj	—	1,895,528	1,895,528	0.2

					Total Investments in Finland	—	5,517,171	5,517,171	0.6

France	Automobiles	193,129	22,050	215,179	PSA Peugeot Citroen	9,841,576	1,123,636	10,965,212	1.2

	Building Products	—	35,570	35,570	Compagnie de Saint-Gobain	—	1,741,259	1,741,259	0.2

	Chemicals	—	23,171	23,171	Air Liquide	—	4,091,746	4,091,746	0.5

	Commercial Banks	318,794	94,133	412,927	BNP Paribas SA	20,073,381	5,927,237	26,000,618	2.9
		374,896	—	374,896	Credit Agricole SA	8,951,529	—	8,951,529	1.0

						29,024,910	5,927,237	34,952,147	3.9

	Commercial Services & Supplies	141,335	—	141,335	Societe BIC SA	6,531,922	—	6,531,922	0.7

	Construction & Engineering	80,843	—	80,843	Societe Generale d’Entreprises SA	6,694,420	—	6,694,420	0.7

	Construction Materials	126,648	—	126,648	Lafarge SA (Ordinary)	11,278,175	—	11,278,175	1.3

	Diversified Telecommunication Services	—	96,425	96,425	†France Telecom SA	—	2,756,039	2,756,039	0.3

	Food & Staples Retailing	—	12,156	12,156	Carrefour SA	—	667,291	667,291	0.1

	Food Products	—	4,048	4,048	Groupe Danone	—	660,710	660,710	0.1

F-2

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH INTERNATIONAL VALUE FUND AND MERRILL LYNCH INTERNATIONAL EQUITY FUND As of December 31, 2003 (Unaudited) (continued)

		Shares Held				Value (in U.S. dollars)
Country	Industry††	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Common Stocks	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Percent of Net Assets

France (concluded)	Hotels, Restaurants & Leisure	294,732	—	294,732	Accor SA	$13,346,197	$ —	$13,346,197	1.5%

	Insurance	—	57,870	57,870	Axa	—	1,238,714	1,238,714	0.1

	Media	—	26,841	26,841	†Vivendi Universal SA	—	652,403	652,403	0.1

	Metals & Mining	385,175	—	385,175	Arcelor	6,714,319	—	6,714,319	0.7

	Multi-Utilities & Unregulated Power	351,270	—	351,270	Suez SA	7,058,179	—	7,058,179	0.8

	Oil & Gas	111,078	36,227	147,305	TotalFinaElf SA	20,651,963	6,735,435	27,387,398	3.0

	Pharmaceuticals	—	33,515	33,515	Aventis SA	—	2,215,166	2,215,166	0.2

	Road & Rail	—	31,544	31,544	Autoroutes du Sud de la France	—	1,058,362	1,058,362	0.1

					Total Common Stocks in France	111,141,661	28,867,998	140,009,659	15.5

Germany	Airlines	475,377	—	475,377	Deutsche Lufthansa AG (Registered Shares)	7,944,926	—	7,944,926	0.9

	Automobiles	—	26,387	26,387	Bayerische Motoren Werke (BMW) AG	—	1,223,160	1,223,160	0.1
		120,246	—	120,246	Volkswagen AG	6,696,335	—	6,696,335	0.7

						6,696,335	1,223,160	7,919,495	0.8

	Chemicals	324,674	—	324,674	Bayer AG	9,509,234	—	9,509,234	1.1
		157,067	—	157,067	Linde AG	8,459,577	—	8,459,577	0.9

						17,968,811	—	17,968,811	2.0

	Diversified Financial Services	—	21,600	21,600	Deutsche Boerse AG	—	1,181,078	1,181,078	0.1

	Electric Utilities	215,688	53,200	268,888	E.On AG	14,076,290	3,471,953	17,548,243	1.9

	Textiles, Apparel & Luxury Goods	98,917	—	98,917	Adidas—Salomon AG	11,266,642	—	11,266,642	1.3

	Thrifts & Mortgage Finance	—	24,425	24,425	†Hypo Real Estate Holding AG	—	609,700	609,700	0.1

					Total Common Stocks in Germany	57,953,004	6,485,891	64,438,895	7.1

Hong Kong	Commercial Banks	—	487,400	487,400	Bank of East Asia, Ltd.	—	1,497,307	1,497,307	0.2

		—	100,800	100,800	Dah Sing Financial Group	—	749,807	749,807	0.1

						—	2,247,114	2,247,114	0.3

	Media	4,155,000	—	4,155,000	South China Morning Post Holdings Ltd.	1,833,025	—	1,833,025	0.2

	Specialty Retail	—	192,500	192,500	Esprit Holdings Limited	—	640,956	640,956	0.1

					Total Common Stocks in Hong Kong	1,833,025	2,888,070	4,721,095	0.6

Indonesia	Commercial Banks	—	4,315,000	4,315,000	PT Bank Rakyat Indonesia	—	640,398	640,398	0.1

					Total Common Stocks in Indonesia	—	640,398	640,398	0.1

Ireland	Commercial Banks	758,137	203,328	961,465	Allied Irish Banks PLC	12,144,712	3,257,142	15,401,854	1.7
		—	24,688	24,688	Anglo Irish Bank Corporation PLC	—	391,433	391,433	0.0
		—	106,720	106,720	Anglo Irish Bank Corporation PLC	—	1,683,988	1,683,988	0.2

F-3

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH INTERNATIONAL VALUE FUND AND MERRILL LYNCH INTERNATIONAL EQUITY FUND As of December 31, 2003 (Unaudited) (continued)

		Shares Held				Value (in U.S. dollars)
Country	Industry††	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Common Stocks	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Percent of Net Assets

Ireland (concluded)	Commercial Banks (concluded)	—	188,774	188,774	Bank of Ireland	$ —	$ 2,571,590	$ 2,571,590	0.3%

						12,144,712	7,904,153	20,048,865	2.2

	Construction Materials	—	83,837	83,837	CRH PLC	—	1,721,575	1,721,575	0.2

					Total Common Stocks in Ireland	12,144,712	9,625,728	21,770,440	2.4

Italy	Commercial Banks	—	431,716	431,716	Banca Intesa SpA	—	1,236,118	1,236,118	0.1
		—	80,600	80,600	Banco Popolare di Verona e Novara Scrl	—	1,364,647	1,364,647	0.2
		3,720,637	285,270	4,005,907	Intesa BCI SpA	14,548,386	1,115,459	15,663,845	1.7
		—	693,684	693,684	Unicredito Italiano SpA	—	3,744,909	3,744,909	0.4

						14,548,386	7,461,133	22,009,519	2.4

	Construction Materials	654,994	—	654,994	Buzzi Unicem SpA	7,718,972	—	7,718,972	0.9

	Diversified Telecommunication Services	5,022,991	—	5,022,991	†Telecom Italia SpA	14,889,019	—	14,889,019	1.6

	Insurance	—	81,500	81,500	Assicurazioni Generali	—	2,158,802	2,158,802	0.2

	Oil & Gas	732,666	163,065	895,731	ENI SpA	13,825,264	3,077,005	16,902,269	1.9

					Total Common Stocks in Italy	50,981,641	12,696,940	63,678,581	7.0

Japan	Automobiles	305,000	44,000	349,000	Honda Motor Co., Ltd.	13,546,701	1,954,278	15,500,979	1.7
		—	281,200	281,200	Nissan Motor Co., Ltd.	—	3,211,615	3,211,615	0.4
		375,000	134,100	509,100	Toyota Motor Corporation	12,666,791	4,529,644	17,196,435	1.9

						26,213,492	9,695,537	35,909,029	4.0

	Beverages	1,647,000	—	1,647,000	Asahi Breweries Limited	15,014,640	—	15,014,640	1.7

	Chemicals	—	122,000	122,000	Kuraray Co., Ltd.	—	1,029,094	1,029,094	0.1
		—	41,500	41,500	Shin-Etsu Chemical Co., Ltd.	—	1,696,090	1,696,090	0.2

						—	2,725,184	2,725,184	0.3

	Construction & Engineering	—	268,000	268,000	Obayashi Corporation	—	1,197,835	1,197,835	0.1

	Consumer Finance	—	16,400	16,400	Orix Corporation	—	1,355,827	1,355,827	0.2
		234,000	—	234,000	Promise Co., Ltd.	10,196,697	—	10,196,697	1.1
		220,000	—	220,000	Sanyo Shinpan Finance Co., Ltd.	7,287,487	—	7,287,487	0.8

						17,484,184	1,355,827	18,840,011	2.1

	Diversified Telecommunication Services	600	—	600	Nippon Telegraph & Telephone Corporation (NTT)	2,894,467	—	2,894,467	0.3

	Electronic Equipment & Instruments	—	18,300	18,300	Mabuchi Motor Co., Ltd.	—	1,408,743	1,408,743	0.2

	Food Products	—	84,000	84,000	Ajinomoto Co., Ltd.	—	966,427	966,427	0.1
		—	17,200	17,200	Katokichi Co., Ltd.	—	281,344	281,344	0.0

						—	1,247,771	1,247,771	0.1

	Health Care Equipment & Supplies	—	76,000	76,000	Olympus Optical Co., Ltd.	—	1,648,782	1,648,782	0.2

	Household Durables	—	7,400	7,400	Funai Electric Co., Ltd.	—	1,009,499	1,009,499	0.1

	Household Products	—	22,000	22,000	Kao Corporation	—	447,513	447,513	0.1

	Insurance	—	120	120	Millea Holdings, Inc.	—	1,567,603	1,567,603	0.2

F-4

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH INTERNATIONAL VALUE FUND AND MERRILL LYNCH INTERNATIONAL EQUITY FUND As of December 31, 2003 (Unaudited) (continued)

		Shares Held				Value (in U.S. dollars)
Country	Industry††	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Common Stocks	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Percent of Net Assets

Japan (concluded)	Insurance (concluded)	1,587,000	—	1,587,000	Mitsui Sumitomo Insurance Company, Limited	$13,031,259	$ —	$13,031,259	1.4%

						13,031,259	1,567,603	14,598,862	1.6

	Leisure Equipment & Products	—	55,000	55,000	Fuji Photo Film	—	1,775,683	1,775,683	0.2

	Machinery	1,077,000	—	1,077,000	Amada Co., Ltd.	5,607,595	—	5,607,595	0.6

	Office Electronics	—	96,000	96,000	Canon, Inc.	—	4,469,908	4,469,908	0.5
		—	235,000	235,000	Ricoh Co., Ltd.	—	4,637,725	4,637,725	0.5

						—	9,107,633	9,107,633	1.0

	Oil & Gas	879,000	—	879,000	Showa Shell Sekiyu K.K.	7,143,874	—	7,143,874	0.8

	Pharmaceuticals	202,000	48,000	250,000	Takeda Chemical Industries, Ltd.	8,010,637	1,903,518	9,914,155	1.1
		250,000	—	250,000	Yamanouchi Pharmaceutical Co., Ltd.	7,768,032	—	7,768,032	0.9

						15,778,669	1,903,518	17,682,187	2.0

	Semiconductors & Semiconductor Equipment	—	7,900	7,900	Rohm Company Ltd.	—	925,856	925,856	0.1

	Software	299,000	—	299,000	Namco Ltd.	8,286,181	—	8,286,181	0.9

	Trading Companies & Distributors	—	215,000	215,000	Mitsubishi Corporation	—	2,278,996	2,278,996	0.2
		—	215,000	215,000	Mitsui & Co., Ltd.	—	1,731,315	1,731,315	0.2

						—	4,010,311	4,010,311	0.4

	Wireless Telecommunication Services	—	346	346	KDDI Corporation	—	1,982,308	1,982,308	0.2
		1,500	1,259	2,759	NTT DoCoMo, Inc.	3,401,138	2,854,689	6,255,827	0.7

						3,401,138	4,836,997	8,238,135	0.9

					Total Common Stocks in Japan	114,855,499	44,864,292	159,719,791	17.7

Netherlands	Air Freight & Logistics	—	73,705	73,705	TNT Post Group NV	—	1,726,413	1,726,413	0.2

	Chemicals	191,442	—	191,442	Akzo Nobel NV	7,389,150	—	7,389,150	0.8

	Commercial Services & Supplies	488,378	—	488,378	†Buhrmann NV	4,256,670	—	4,256,670	0.5
		585,048	—	585,048	Vedior NV ‘A’	9,150,588	—	9,150,588	1.0

						13,407,258	—	13,407,258	1.5

	Diversified Financial Services	—	47,900	47,900	Euronext NV	—	1,212,603	1,212,603	0.1
		550,739	74,179	624,918	ING Groep NV	12,844,540	1,730,030	14,574,570	1.6

						12,844,540	2,942,633	15,787,173	1.7

	Food & Staples Retailing	1,127,999	—	1,127,999	†Koninklijke Ahold NV	8,593,725	—	8,593,725	1.0

	Food Products	—	19,075	19,075	Unilever NV ‘A’	—	1,247,525	1,247,525	0.1

	Household Durables	296,300	—	296,300	Koninklijke (Royal) Philips Electronics NV	8,652,039	—	8,652,039	1.0

	Insurance	—	55,131	55,131	Aegon NV	—	815,699	815,699	0.1

	Media	519,392	—	519,392	Wolters Kluwer NV ‘A’	8,123,679	—	8,123,679	0.9

					Total Common Stocks in the Netherlands	59,010,391	6,732,270	65,742,661	7.3

F-5

Pro Forma Condensed Combined Schedule of Investments for Merrill Lynch International Value Fund and Merrill Lynch International Equity Fund As of December 31, 2003 (Unaudited) (continued)

		Shares Held				Value (in U.S. dollars)
Country	Industry††	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Common Stocks	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Percent of Net Assets

New Zealand	Diversified Telecommunication Services	358,816	—	358,816	Telecom Corporation of New Zealand Limited	$ 1,265,068	$ —	$1,265,068	0.1%

					Total Common Stocks in New Zealand	1,265,068	—	1,265,068	0.1

Singapore	Air Freight & Logistics	5,459,000	—	5,459,000	Singapore Post Limited	2,234,002	—	2,234,002	0.2

	Road & Rail	—	1,309,165	1,309,165	ComfortDelGro Corporation Limited	—	628,257	628,257	0.1

					Total Common Stocks in Singapore	2,234,002	628,257	2,862,259	0.3

South Korea	Metals & Mining	—	15,000	15,000	POSCO (ADR) (d)	—	509,550	509,550	0.1

	Semiconductors & Semiconductor Equipment	—	10,300	10,300	Samsung Electronics (GDR) (e) (f)	—	1,949,349	1,949,349	0.2

	Tobacco	—	310,800	310,800	KT&G Corporation (GDR) (e) (f)	—	2,699,764	2,699,764	0.3

	Wireless Telecommunication Services	—	24,400	24,400	SK Telecom Co., Ltd. (ADR) (d)	—	455,060	455,060	0.0

					Total Common Stocks in South Korea	—	5,613,723	5,613,723	0.6

Spain	Commercial Banks	—	24,000	24,000	Banco Popular Espanol SA	—	1,431,885	1,431,885	0.1

	Electric Utilities	—	236,647	236,647	Telefonica SA	—	3,474,480	3,474,480	0.4

	Tobacco	219,058	55,100	274,158	Altadis	6,216,951	1,563,759	7,780,710	0.9

					Total Common Stocks in Spain	6,216,951	6,470,124	12,687,075	1.4

Sweden	Building Products	—	175,723	175,723	Assa Abloy AB ‘B’	—	2,088,074	2,088,074	0.2

	Commercial Banks	—	140,700	140,700	Skandinaviska Enskilda Banken (SEB) ‘A’	—	2,072,770	2,072,770	0.2

	Insurance	—	245,400	245,400	Skandia Forsakrings AB	—	893,567	893,567	0.1

	Machinery	—	60,112	60,112	SKF AB ‘B’	—	2,322,507	2,322,507	0.3
		—	90,646	90,646	Sandvik AB	—	3,124,291	3,124,291	0.3

						—	5,446,798	5,446,798	0.6

					Total Common Stocks in Sweden	—	10,501,209	10,501,209	1.1

Switzerland	Capital Markets	411,595	134,925	546,520	Credit Suisse Group	15,059,368	4,936,613	19,995,981	2.2
		—	44,463	44,463	UBS AG (Registered Shares)	—	3,045,091	3,045,091	0.3

						15,059,368	7,981,704	23,041,072	2.5

	Construction Materials	203,484	—	203,484	Holcim Ltd. (Registered Shares)	9,476,999	—	9,476,999	1.1

	Electrical Equipment	1,215,966	—	1,215,966	†ABB Ltd.	6,164,631	—	6,164,631	0.7

	Food Products	—	20,983	20,983	Nestle SA (Registered Shares)	—	5,242,569	5,242,569	0.6

	Insurance	42,564	—	42,564	†Swiss Life Holding	7,812,434	—	7,812,434	0.9

	Machinery	—	5,248	5,248	Schindler Holding AG	—	1,281,501	1,281,501	0.1

F-6

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH INTERNATIONAL VALUE FUND AND MERRILL LYNCH INTERNATIONAL EQUITY FUND As of December 31, 2003 (Unaudited) (continued)

		Shares Held				Value (in U.S. dollars)
Country	Industry††	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Common Stocks	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Percent of Net Assets

Switzerland (concluded)	Pharmaceuticals	214,367	107,800	322,167	Novartis AG (Registered Shares)	$ 9,732,530	$ 4,894,255	$ 14,626,785	1.6%
		—	26,963	26,963	Roche Holding AG	—	2,719,737	2,719,737	0.3

						9,732,530	7,613,992	17,346,522	1.9

					Total Common Stocks in Switzerland	48,245,962	22,119,766	70,365,728	7.8

Taiwan	Computers & Peripherals	—	58,300	58,300	Hon Hai Precision Industry Co., Ltd. (GDR) (e)	—	458,500	458,500	0.1

	Diversified Telecommunication Services	—	97,100	97,100	Chunghwa Telecom Co., Ltd. (ADR) (d)	—	1,407,950	1,407,950	0.1

					Total Common Stocks in Taiwan	—	1,866,450	1,866,450	0.2

Thailand	Commercial Banks	—	363,400	363,400	†Bangkok Bank Public Company Limited ‘Foreign’	—	1,054,729	1,054,729	0.1

	Wireless Telecommunication Services	—	637,900	637,900	Advanced Info Service Public Company Limited ‘Foreign Registered’	—	1,360,403	1,360,403	0.2

					Total Common Stocks in Thailand	—	2,415,132	2,415,132	0.3

United Kingdom	Beverages	—	273,205	273,205	Diageo PLC	—	3,594,725	3,594,725	0.4

	Building Products	—	70,300	70,300	Bovis Homes Group PLC	—	600,293	600,293	0.1
		—	38,800	38,800	Wilson Bowden PLC	—	711,943	711,943	0.1

						—	1,312,236	1,312,236	0.2

	Building & Construction	—	122,918	122,918	Taylor Woodrow PLC	—	587,512	587,512	0.1

	Commercial Banks	1,654,546	650,842	2,305,388	Barclays PLC	14,757,605	5,805,139	20,562,744	2.3
		593,105	271,269	864,374	Royal Bank of Scotland Group PLC	17,476,367	7,993,183	25,469,550	2.8

						32,233,972	13,798,322	46,032,294	5.1

	Commercial Services & Supplies	—	289,750	289,750	Bunzl PLC	—	2,213,537	2,213,537	0.2

	Diversified Telecommunication Services	—	303,971	303,971	BT Group PLC	—	1,024,370	1,024,370	0.1

	Electric Utilities	—	70,000	70,000	+British Energy PLC (Deferred Shares)	—	1	1	0.0

	Food & Staples Retailing	1,426,331	—	1,426,331	J Sainsbury PLC	7,985,597	—	7,985,597	0.9
		—	589,018	589,018	Tesco PLC	—	2,717,797	2,717,797	0.3

						7,985,597	2,717,797	10,703,394	1.2

	Food Products	875,454	—	875,454	Unilever PLC	8,161,169	—	8,161,169	0.9

	Gas Utilities	—	595,985	595,985	Centrica PLC	—	2,251,166	2,251,166	0.3

	Health Care Providers & Services	—	105,470	105,470	Alliance Unichem PLC	—	979,910	979,910	0.1

	Hotels, Restaurants & Leisure	—	184,282	184,282	Compass Group PLC	—	1,253,592	1,253,592	0.1

F-7

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH INTERNATIONAL VALUE FUND AND MERRILL LYNCH INTERNATIONAL EQUITY FUND As of December 31, 2003 (Unaudited) (continued)

		Shares Held				Value (in U.S. dollars)
Country	Industry††	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Common Stocks	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Percent of Net Assets

United Kingdom (concluded)	Household Durables	—	82,800	82,800	Barratt Developments PLC	$ —	$ 804,859	$ 804,859	0.1%
		—	80,100	80,100	Persimmon PLC	—	770,010	770,010	0.1
		—	103,400	103,400	The Berkeley Group PLC	—	1,628,894	1,628,894	0.2

						—	3,203,763	3,203,763	0.4

	Industrial Conglomerates	654,890	225,305	880,195	Smiths Industries PLC	7,749,248	2,666,012	10,415,260	1.1

	Insurance	971,185	—	971,185	AVIVA PLC	8,523,330	—	8,523,330	0.9
		—	219,814	219,814	Prudential Corporation PLC	—	1,858,305	1,858,305	0.2

						8,523,330	1,858,305	10,381,635	1.1

	Media	—	163,375	163,375	†British Sky Broadcasting Group PLC (“BSkyB”)	—	2,056,036	2,056,036	0.2
		—	99,869	99,869	EMAP PLC	—	1,532,150	1,532,150	0.2
		—	521,723	521,723	Reed Elsevier PLC	—	4,363,943	4,363,943	0.5
		—	219,424	219,424	WPP Group PLC	—	2,154,520	2,154,520	0.2

						—	10,106,649	10,106,649	1.1

	Metals & Mining	—	88,080	88,080	Billiton PLC	—	769,461	769,461	0.1
		—	50,800	50,800	Rio Tinto PLC (Registered Shares)	—	1,403,199	1,403,199	0.1

						—	2,172,660	2,172,660	0.2

	Multi-Utilities & Unregulated Power	—	446,372	446,372	National Grid Group PLC	—	3,198,291	3,198,291	0.4

	Oil & Gas	—	950,142	950,142	BP Amoco PLC	—	7,705,068	7,705,068	0.9
		2,574,730	681,455	3,256,185	Shell Transport & Trading Company	19,151,044	5,068,716	24,219,760	2.7

						19,151,044	12,773,784	31,924,828	3.6

	Pharmaceuticals	—	54,087	54,087	AstraZeneca Group PLC	—	2,594,881	2,594,881	0.3
		403,154	225,359	628,513	GlaxoSmithKline PLC	9,237,845	5,163,862	14,401,707	1.6

						9,237,845	7,758,743	16,996,588	1.9

	Specialty Retail	2,259,000	—	2,259,000	Kesa Electricals PLC	10,403,066	—	10,403,066	1.2

	Tobacco	—	92,570	92,570	British American Tobacco PLC	—	1,276,000	1,276,000	0.1
		—	38,676	38,676	Imperial Tobacco Group PLC	—	761,595	761,595	0.1

						—	2,037,595	2,037,595	0.2

	Transportation Infrastructure	1,069,190	209,255	1,278,445	BAA PLC	9,498,284	1,858,943	11,357,227	1.3

	Wireless Telecommunication Services	4,026,552	3,655,091	7,681,643	Vodafone Group PLC	9,983,270	9,062,285	19,045,555	2.1

					Total Common Stocks in the United Kingdom	122,926,825	86,430,198	209,357,023	23.3

F-8

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH INTERNATIONAL VALUE FUND AND MERRILL LYNCH INTERNATIONAL EQUITY FUND As of December 31, 2003 (Unaudited) (concluded)

		Shares Held				Value (in U.S. dollars)
Country	Industry††	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund	Common Stocks	International Value Fund	International Equity Fund	Pro Forma International Value Combined Fund		Percent of Net Assets

United States	Software	—	79,238	79,238	†Amdocs Limited	$ —	$ 1,781,270	$ 1,781,270		0.2%
					Total Common Stocks in the United States	—	1,781,270	1,781,270		0.2

					Total Investments in Common Stocks (Cost-$683,624,309)	613,384,127	271,763,835	885,147,962		98.1

			Shares Held		Preferred Stocks

Germany	Household Products	125,358	—	125,358	Henkel KGaA	9,803,464	—	9,803,464		1.1

					Total Investments in Preferred Stocks (Cost-$8,275,233)	9,803,464	—	9,803,464		1.1

			Face Amount		Fixed-Income Securities

Brazil	Metals & Mining	—	44,000	44,000	Companhia Vale do Rio Doce, 0% due 12/31/2049 (c)	—	—	—		0.0

					Total Fixed-Income Securities in Brazil	—	—	—		0.0

France	Insurance	—	3,548	3,548	†AXA SA**, 0% due 12/21/2004	—	71,560	71,560		0.0

					Total Fixed-Income Securities in France	—	71,560	71,560		0.0

Switzerland	Insurance CHF	697,000	—	697,000	Swiss Life Cayman Finance Ltd., 1% due 12/30/2004 (Convertible)	590,907	—	590,907		0.0

					Total Fixed-Income Securities in Switzerland	590,907	—	590,907		0.0

					Total Investments in Fixed-Income Securities (Cost—$607,295 )	590,907	71,560	662,467		0.0

			Face Amount		Short-Term Investments

	Time US$ Deposits	5,447,418	—	5,447,418	Brown Brothers, 0.35% due 1/02/2004	5,447,418	—	5,447,418		0.6

			Shares Held/ Beneficial Interest

	US$	—	1,024,184	1,024,184	Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (a)	—	1,024,184	1,024,184		0.1

	US$	25,834,324	933,751	26,768,075	Merrill Lynch Liquidity Series, LLC Money Market Series (a) (b)	25,834,324	933,751	26,768,075		3.0
		8,611,441	311,250	8,922,691	Merrill Lynch Premier Institutional Fund (a) (b)	8,611,441	311,250	8,922,691		1.0

					Total Short-Term Investments (Cost-$42,162,368)	39,893,183	2,269,185	42,162,368		4.7
					Total Investments (Cost-$734,669,205)	663,671,681	274,104,580	937,776,261		103.9
					Liabilities in Excess of Other Assets	(34,723,181)	217,762	(35,652,445	)#	(3.9)

					Net Assets	$628,948,500	$274,322,342	$902,123,816	#	100.0%

(footnotes on following page)

F-9

†	Non-income producing security.

††	For Fund compliance purposes, “Industry” means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

**	Represents a zero coupon or step bond; the interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.

(a)	Investments in companies considered to be an affiliate of the Fund (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

Affiliate	Net Activity for International Value	Interest Income for International Value

Merrill Lynch Liquidity Series, LLC Cash Sweep Series I	$ —	$ —
Merrill Lynch Liquidity Series, LLC Money Market Series I	$ 21,544,598	$ 159,612
Merrill Lynch Premier Institutional Fund	$ 4,807,345	$ 92,162

Affiliate	Net Activity for International Equity	Interest Income for International Equity

Merrill Lynch Liquidity Series, LLC Cash Sweep Series I	$ (2,126,478)	$ 34,477
Merrill Lynch Liquidity Series, LLC Money Market Series I	$ 933,751	$ 54,407
Merrill Lynch Premier Institutional Fund	$ 311,250	$ 29,717

(b)	Security was purchased with the cash proceeds from securities loans.
(c)	Received through a bonus issue from Companhia Vale do Rio Doce. As of December 31, 2003, the debentures have not commenced trading and the coupon rate has not been determined.
(d)	American Depositary Receipts (ADR)
(e)	Global Depositary Receipts (GDR).
(f)	The security may be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
#	Reflects Pro Forma adjustments to the Statement of Assets and Liabilities.

See Notes to Pro Forma Condensed Combined Financial Statements.

F-10

PRO FORMA CONDENSED COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR MERRILL LYNCH INTERNATIONAL VALUE FUND AND MERRILL LYNCH INTERNATIONAL EQUITY FUND As of December 31, 2003 (Unaudited)

	International Value Fund	International Equity Fund	Adjustments		Pro Forma International Value Combined Fund
Assets
Investments at value* (including securities loaned**)	$ 663,671,681	$ 274,104,580	—		$ 937,776,261
Foreign Cash at value†	—	915,110	—		915,110
Cash	1,919	—	—		1,919
Receivables:
Dividends	1,649,481	706,268	—		2,355,749
Securities sold	1,622,854	316,049	—		1,938,903
Capital shares sold	1,033,809	379,402	—		1,413,211
Securities lending — net	7,447	420	—		7,867
Interest	244	1,725	—		1,969
Prepaid registration fees and other assets	61,688	—	—		61,688

Total assets	668,049,123	276,423,554	—		944,472,677

Liabilities:
Collateral on securities loaned, at value	34,445,765	1,245,001	—		35,690,766
Payables:
Capital shares redeemed	2,323,355	559,079	—		2,882,434
Securities purchased	1,239,776	119,114	—		1,358,890
Dividends to shareholder	—	—	$ 897,326	(1)	897,326
Custodian	563,576	—	—		563,576
Other affiliates	357,037	38,697	—		395,734
Reorganization costs	—	—	249,700	(2)	249,700
Investment adviser	63,282	27,654	—		90,936
Distributor	26,510	57,570	—		84,080
Organization Costs	7,122	—	—		7,122
Accrued expenses and other liabilities	74,200	54,097	—		128,297

Total liabilities	39,100,623	2,101,212	$ 1,147,026		42,348,861

Net Assets:
Net Assets	$ 628,948,500	$ 274,322,342	$ (1,147,026)		$ 902,123,816

Net Assets Consist of:
Class A Common Stock, unlimited number of shares authorized ††	$ —	$ 1,674,407	$ (1,674,407	) (3)	$ —
Class B Common Stock, unlimited number of shares authorized ††	—	228,832	(228,832	) (3)	—
Class C Common Stock, unlimited number of shares authorized ††	—	147,996	(147,996	) (3)	—
Class I Common Stock, unlimited number of shares authorized ††	—	1,189,105	(1,189,105	) (3)	—
Class R Common Stock, unlimited number of shares authorized ††	—	—	—		—
Paid-in capital in excess of par	563,088,829	328,807,436	3,240,340	(3)	894,886,905
			(249,700	) (4)
Undistributed (accumulated) distributions in excess of investment income — net	(4,992,751)	897,326	(897,326	) (1)	(4,992,751)
			(249,700	) (2)
			249,700	(4)
Accumulated realized capital losses on investments and foreign currency transactions — net	(79,445,322)	(111,746,531)	—		(191,191,853)
Unrealized appreciation on investments and foreign currency transactions — net	150,297,744	53,123,771	—		203,421,515

Net assets	$ 628,948,500	$ 274,322,342	$ (1,147,026)		$ 902,123,816

F-11

PRO FORMA CONDENSED COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR MERRILL LYNCH INTERNATIONAL VALUE FUND AND MERRILL LYNCH INTERNATIONAL EQUITY FUND As of December 31, 2003 (Unaudited) (concluded)

		International Value Fund	International Equity Fund	Adjustments		Pro Forma International Value Combined Fund
	Net Asset Value:
	Class A:
	Net assets	$47,687,786	$142,075,080	$(594,061)	(1)(2)	$189,168,805

	Shares outstanding	2,133,504	16,744,067	(10,414,347)	(3)	8,463,224

	Net Asset Value	$22.35	$8.49			$22.35

	Class B:
	Net assets	$10,953,845	$19,064,346	$(79,714)	(1) (2)	$29,938,477

	Shares outstanding	493,087	2,288,324	(1,433,731)	(3)	1,347,680

	Net Asset Value	$22.21	$8.33			$22.21

	Class C:
	Net Assets	$8,760,865	$12,107,163	$(50,623)	(1) (2)	$20,817,405

	Shares outstanding	396,904	1,479,963	(933,751)	(3)	943,116

	Net Asset Value	$22.07	$8.18			$22.07

	Class I:
	Net Assets	$560,380,708	$101,075,753	$(422,628)	(1) (2)	$661,033,833

	Shares outstanding	25,034,493	11,891,054	(7,394,468)	(3)	29,531,079

	Net Asset Value	$22.38	$8.50			$22.38

	Class R:
	Net Assets	$1,165,296	—	$—		$1,165,296

	Shares outstanding	52,265	—	—		52,265

	Net Asset Value	$22.30	—			$22.30

*	Identified cost	$513,611,889	$221,057,316	—		$734,669,205

**	Securities loaned	$32,815,373	$1,188,276	—		$34,003,649

†	Cost	$—	$879,531	—		$879,531

††	Par value	$—	$0.10	—		$—

(1)	Reflects the distribution of undistributed net investment income of $897,326 attributable to International Equity Fund.
(2)	Reflects the charge for estimated Reorganization expenses of $249,700 attributable to International Equity Fund. Estimated Reorganization expenses of $114,900 attributable to International Value Fund will be paid for by Fund Asset Management, L.P.
(3)	Reflects the capitalization adjustments giving the effect of the transfer of shares of International Value Fund which the International Equity Fund shareholders will receive as if the Reorganization had taken place on December 31, 2003. The foregoing should not be relied upon to reflect the number of shares of International Value Fund that actually will be received on or after such date.
(4)	Reflects the entry to close out the permanent tax/book differences resulting from the Reorganization expenses of International Equity Fund to Paid-in Capital in Excess of Par.

See Notes to Pro Forma Condensed Combined Financial Statements.

F-12

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR MERRILL LYNCH INTERNATIONAL VALUE FUND AND MERRILL LYNCH INTERNATIONAL EQUITY FUND For the Twelve Months Ended December 31, 2003 (Unaudited)

		International Value Fund	International Equity Fund	Adjustments (1)	Pro Forma International Value Combined Fund(2)
	Investment Income:
	Dividends*	$ 15,171,076	$ 5,718,144	$ —	$ 20,889,220
	Securities lending — net	251,774	84,124	—	335,898
	Interest	80,484	34,796	—	115,280

	Total income	15,503,334	5,837,064	—	21,340,398

	Expenses:
	Investment advisory fees	3,966,708	1,644,340	—	5,611,048
	Transfer agent fees — Class I	901,047	164,745	—	1,065,792
	Account maintenance fees — Class A	116,034	276,065	—	392,099
	Transfer agent fees — Class A	86,920	228,291	—	315,211
	Accounting services	239,010	119,857	(51,823)	307,044
	Account maintenance and distribution fees — Class B	55,414	191,370	—	246,784
	Custodian fees	91,293	128,238	(70,365)	149,166
	Account maintenance and distribution fees — Class C	37,361	105,906	—	143,267
	Registration fees	108,707	69,094	(69,094)	108,707
	Printing and shareholder reports	83,753	55,306	(46,806)	92,253
	Professional fees	87,287	87,206	(87,206)	87,287
	Transfer agent fees — Class B	11,387	45,764	—	57,151
	Trustee’s fees and expenses	41,635	49,545	(43,497)	47,683
	Transfer agent fees — Class C	8,137	25,461	—	33,598
	Pricing fees	12,597	8,211	(4,711)	16,097
	Account maintenance and distribution fees — Class R	711	—	—	711
	Transfer agent fees — Class R	284	—	—	284
	Other	49,422	23,929	(20,429)	52,922

	Total expenses	5,897,707	3,223,328	(342,108)	8,727,104

	Investment income — net	9,605,627	2,613,736	342,108	12,613,294

	Realized and Unrealized Gain (Loss) on Investments & Foreign Currency Transactions — Net :
	Realized gain (loss) from:
	Investments — net	1,404,271	(1,246,326)	—	157,945
	Foreign currency transactions — net	393,329	150,887	—	544,216
	Change in unrealized appreciation/depreciation on:
	Investments — net	179,287,750	58,205,045	—	237,492,795
	Foreign currency transactions — net	(120,280)	45,874	—	(74,406)

	Total realized and unrealized gain from investments and foreign currency transactions net	180,965,070	57,155,480	—	238,120,550

	Net Increase in Net Assets Resulting from Operations	$190,570,697	$ 59,769,216	$ 342,108	$ 250,733,844

*	Net foreign withholding tax on dividends	$ 1,837,897	$ 673,527	—	$ 2,511,424

(1)	Reflects the anticipated savings as a result of the Reorganization through consolidation of accounting, legal, printing and other services.
(2)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring estimated Reorganization expenses of $249,700 attributable to International Equity Fund. The Reorganization expenses of $114,900 attributable to International Value Fund will be paid for by Fund Asset Management, L.P.

See Note to Pro Forma Condensed Combined Financial Statements.

F-13

MERRILL LYNCH INTERNATIONAL VALUE FUND NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies:

Merrill Lynch International Value Fund (the “Fund”) is a series of Mercury Funds II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature for a Reorganization. As of December 31, 2003, all the securities held by Merrill Lynch International Equity Fund (“International Equity Fund”) comply with the compliance guidelines and/or investment restrictions of the Fund. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter (“OTC”) market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust’s Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust’s Board of Trustees or by Fund Asset Management, L.P., the Fund’s Investment Adviser (“FAM”), using a pricing service and/or procedures approved by the Trust’s Board of Trustees.

F-14

MERRILL LYNCH INTERNATIONAL VALUE FUND NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)(continued)

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Forward foreign exchange contracts — The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees — Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Expenses — Common expenses incurred by the Trust are allocated among the funds based upon: (i) relative net assets; (ii) as incurred on a specific identification basis; or (iii) evenly among the funds, depending on the nature of the expenditure.

(i) Securities lending — The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Custodian bank — The Fund recorded an amount payable to the custodian bank which resulted from a failed foreign exchange contract.

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MERRILL LYNCH INTERNATIONAL VALUE FUND NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)(continued)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner. FAM is responsible for the management of the Fund’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund’s net assets.

FAM has entered into sub-advisory agreements for the Fund with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”), affiliated investment advisers that are indirect subsidiaries of ML & Co. The sub-advisory arrangements are for investment research, recommendations and other investment-related services to be provided to the Fund. There is no increase in aggregate fees paid by the Fund for these services.

The Trust on behalf of the Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. (“FAMD” or the “Distributor”), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:

	Account Maintenance Fee	Distribution Fee

Class A	.25%	—
Class B	.25%	.75%
Class C	.25%	.75%
Class R	.25%	.25%

Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the twelve months ended December 31, 2003, FAMD earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund’s Class A and Class I Shares as follows:

International Value Fund	FAMD	MLPF&S
Class A	$16,156	$146,685
Class I	$218	$973

International Equity Fund	FAMD	MLPF&S
Class A	$1,983	$17,168
Class I	$37	$451

For the twelve-months ended December 31, 2003, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C shares of $3,006 and $6,518, respectively for the Fund and $18,092 and $5,088, respectively for International Equity Fund.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC (“MLIM, LLC”), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the twelve months ended December 31, 2003, MLIM, LLC received $107,731 and $35,921 in securities lending agent fees from the Fund and International Equity Fund, respectively.

In addition, MLPF&S received $17,650 and $2,342 from the Fund and International Equity Fund, respectively, in commissions on the execution of portfolio security transactions for the twelve months ended December 31, 2003.

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MERRILL LYNCH INTERNATIONAL VALUE FUND NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)(concluded)

Financial Data Services, Inc. (“FDS”), a wholly-owned subsidiary of ML & Co., is the Fund’s transfer agent.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

For the twelve months ended December 31, 2003, the Fund and International Equity Fund reimbursed FAM and Merrill Lynch Investment Managers, L.P. $10,447 and $3,174, respectively, for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.

F-17